SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                        (AMENDMENT NO. ________________)

Filed  by  the  Registrant [X]
Filed  by  a  Party  other  than  the  Registrant [  ]
Check  the  appropriate  box:
[ X]  Preliminary  Proxy  Statement
[  ]  Confidential, for  Use  of  the  Commission  Only  (as  permitted by Rule
      14a-6(e)(2))
[  ]  Definitive  Proxy  Statement
[  ]  Definitive  Additional  Materials
[  ]  Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                         American  Bingo  &  Gaming  Corp.
                         ---------------------------------
             (Name  of  Registrant  as  Specified  in  Its  Charter)

     (Name  of  Person(s)  Filing Proxy Statement, if other than the Registrant)

Payment  of  filing  fee  (Check  the  appropriate  box):
[ X] No  fee  required.
[  ]  Fee computed on table below  per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

[  ] Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

     (2)  Form,  Schedule  or  Registration  Statement  No.:

     (3)  Filing  Party:

     (4)  Date  Filed:

                               PRELIMINARY DRAFT

                          AMERICAN BINGO & GAMING CORP.

                             1440 Charleston Highway
                      West Columbia, South Carolina  29169

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 1999

To  the  Stockholders  of  American  Bingo  &  Gaming  Corp.:

     The Annual Meeting of Stockholders (the "Meeting") of American Bingo & Gaming Corp. (the "Company") will be held in the Company's bingo hall located at 1470 Charleston Highway, West Columbia, South Carolina 29169 on the 27TH day of MAY, 1999, at 10:00 A.M., eastern time, for the following purposes:

1. To consider and act upon the proposed amendments to the Company's Certificate of Incorporation and the Company's Bylaws to divide the Company's Board of Directors into two classes;

2.   To  consider  and  act  upon  the  proposed   amendment  to  the  Company's
     Certificate of Incorporation to include provisions that address stockholder licensing issues;

3.   To elect seven members to the Company's Board of Directors;

4.   To approve and adopt the Company's Stock Option Plan;

5. To ratify the appointment of King Griffin & Adamson P.C. as the Company's independent auditors for 1999; and

6. To consider such other matters as may properly come before the Meeting or any adjournment of the Meeting.

     Only holders of record of the Company's Common Stock at the close of business on April 1, 1999, will be entitled to notice of and to vote at the Meeting or any adjournment of the Meeting. The stock transfer books will remain open.

     You are cordially invited to attend the Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If you receive more then one proxy card, it is an indication that your shares are registered in more than one account. Please complete, date and sign each proxy card you receive. You may revoke your proxy
                         ----
at  any  time  before  it  is  voted.

     Enclosed with these proxy materials is a copy of the Company's 1998 Annual Report which contains its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 (without exhibits).

                                   BY  ORDER  OF  THE  BOARD  OF  DIRECTORS



                                   Andre M.  Hilliou
                                   Chairman of the Board, President and Chief Executive Officer

April  26,  1999

                               PRELIMINARY DRAFT

                          AMERICAN BINGO & GAMING CORP.

                             1440 Charleston Highway
                      West Columbia, South Carolina  29169

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 1999

     This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") of American Bingo & Gaming Corp. (the "Company") to be held on May 27, 1999, at 10:00 a.m., eastern time, and at any adjournment thereof, for the purposes set forth in this Proxy Statement. The meeting will be held in the Company's bingo hall located at 1470 Charleston Highway, West Columbia, South Carolina 29169. THE ACCOMPANYING PROXY IS SOLICITED BY THE
BOARD OF DIRECTORS OF THE COMPANY. The principal executive offices of the Company are located at 1440 Charleston Highway, West Columbia, South Carolina 29169. This Proxy Statement and the accompanying form of proxy were first mailed to the stockholders on or about April 26, 1999.


                  VOTING AND REVOCABILITY OF PROXY APPOINTMENTS

     The Company has fixed April 1, 1999, as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Meeting. The Company's only class of stock currently outstanding is its Common Stock, par value $0.001 per share (the "Common Stock"). At the close of business on the Record Date, there were outstanding and entitled to vote 9,945,590 shares of Common Stock of the Company, with each share being entitled to one vote on each matter submitted to the stockholders. There are no cumulative voting rights. A majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum.

     All proxies will be voted in accordance with the instructions contained in the proxies. If no choice is specified, proxies will be voted in accordance with the recommendations of the Board as set forth in this Proxy Statement, and at the proxy holders' discretion on any other matter that may properly come before the Meeting. Any stockholder may revoke a proxy given pursuant to this solicitation at any time before it is voted. A stockholder may revoke his or her proxy by voting in person at the Meeting or submitting to the Company's Secretary at the Meeting a subsequently dated proxy. In addition, a stockholder may revoke his or her proxy by notifying the Secretary of the Company either in writing prior to the Meeting or in person at the Meeting. Revocation is effective only upon receipt of such notice by the Secretary.

     Management of the Company is not aware of any other matter to be presented for action at the Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement. If any other matters come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.


                                  SOLICITATION

     The costs of preparing, assembling and mailing the proxy materials will be borne by the Company. Certain officers, directors and employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies in addition to this solicitation by mail. The Company expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock. The Company also may retain the services of Morrow & Co., Inc. to aid in the solicitation of proxies, for which the Company will pay a fee not to exceed $4,000 plus reimbursement of expenses.

                              ELECTION OF DIRECTORS

     Article III, Section 2 of the Company's Bylaws provides that the Board of Directors shall consist of no less than two nor more than seven directors. The Board of Directors is currently set at seven directors; however, at this time the Board has six directors and one vacancy. All six of the current members of the Board have been nominated for election to the Board at the Meeting. In addition, a new member has been nominated to the Board to fill the existing vacancy on the Board. If the proposal to amend the Company's Certificate of Incorporation and Bylaws to provide for two classes of directors is approved by the stockholders at the Meeting, the seven nominees for the Board of Directors shall, if elected, be divided into two classes with three of the directors serving as Class I directors for a one year term to expire at the 2000 Annual Meeting of Stockholders, and four of the directors serving as Class II directors for a two year term to expire at the 2001 Annual Meeting of Stockholders. The directors who shall serve a one year term include George M. Harrison, Jr., Andr
M. Hilliou and Michael W. Mims. The directors who shall serve a two year term include Kenneth R. Adams, James L. Hall, Grover C. Seaton III and A. Joe Willis. However, if the proposal to amend the Company's Certificate of Incorporation and Bylaws to provide for two classes of directors is not approved by the stockholders at the Meeting, the persons nominated for election at the Meeting shall, if elected, serve on the Board for a term of one year until the 2000 Annual Meeting of Stockholders and until their respective successors have been duly elected and have qualified. The officers of the Company are elected annually by the Board of Directors following the annual meeting of stockholders and serve for terms of one year and until their successors are duly elected and qualified.

     The directors shall be elected by a plurality of the votes cast at the Meeting. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the Meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors. It is the intention of the persons named as proxies in the accompanying proxy to vote FOR the election of the nominees identified below. If any nominee is unable or fails to accept nomination or election
(which is not anticipated), the persons named in the proxy as proxies, unless specifically instructed otherwise in the proxy, will vote for the election of such other person as the Company's existing Board of Directors may recommend.

     The table below sets forth certain information about the nominees, including the nominee's age, position with the Company and length of time served as a member of the Board. All of the nominees are currently serving as directors of the Company except for Kenneth R. Adams.

Name                            Age  Position with the Company  Director Since
------------------------------  ---  -------------------------  --------------
Kenneth R. Adams                 56  None                       N/A
James L. Hall                    58  Director                   July 1998
                                     Vice Chairman of the Board
George M. Harrison, Jr.          50  and Vice President         February 1998
                                     Chairman of the Board,
                                     President and Chief
Andre M. Hilliou                 51  Executive Officer          April 1998
Michael W. Mims                  47  Director                   October 1997
Grover C. Seaton III             56  Director                   July 1998
A. Joe Willis                    60  Director                   July 1998

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE SEVEN NOMINEES NAMED ABOVE.


                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The following sets forth the name and a brief description of the principal occupation and business experience for at least the preceding five years for each of the seven nominees for election to the Board of Directors and the executive officers of the Company. None of the directors or executive officers are related.

     KENNETH R. ADAMS, 56, has been nominated to join the Board of Directors upon election by the stockholders at the Meeting. Since 1990, Mr. Adams has owned and operated a gaming consulting firm, Ken Adams and Associates, which specializes in information, analysis and strategic planning for Indian tribes, casino operations and gaming manufacturers. Mr. Adams has also been a partner in Johnny Nolon's Casino in Cripple Creek, Colorado, since August 1997. Prior to founding Ken Adams and Associates, Mr. Adams spent over twenty years in the hotel-casino industry. Mr. Adams is currently the editor and publisher of the Adams' Report, a monthly newsletter specializing in identifying trends in casino gaming, regulation and manufacturing. He is also a founder and associate editor of the Nevada Gaming Almanac, which is published annually. Among the numerous boards and committees on which Mr. Adams has served or continues to serve are the Gaming Management Advisory Board, the Nevada Gaming Almanac Board of Directors, the Gaming Industry Association's Speakers' Bureau, the Reno Downtown Improvement Association and the Dale Carnegie Scholarship Committee.

     JAMES L. HALL, 58, has served as a member of the Board of Directors since July 1998. Mr. Hall received a Bachelor of Science in Business from Virginia Tech in 1963. He has also attended executive development classes at The Wharton School of the University of Pennsylvania and the Darden Graduate School of Business Administration of the University of Virginia. Mr. Hall worked with AT&T and Bell Atlantic for 25 years before his retirement in 1992. Before his retirement, he served as Director of Operations for Western Virginia for Bell Atlantic. Mr. Hall currently owns and manages Woodsdale Farm in Fincastle,
Virginia. Mr. Hall is a prior Director of the American Red Cross Roanoke Chapter, Past President of the Cattlemen's Association as well as the President and Director of the Southwestern Telco Federal Credit Union.

     GEORGE M. HARRISON, JR., 50, is currently the Vice Chairman of the Board and a Vice President of the Company. Mr. Harrison served as the interim Chairman of the Board from April 10, 1998 until July 30, 1998 and as the interim Chief Executive Officer of the Company from April 10, 1998 until May 18, 1998. Mr. Harrison was President of Darlington Music Co., Inc. ("DMC"), a video gaming route operation in South Carolina which the Company acquired in December 1997. DMC was founded by Mr. Harrison's father in 1938. Mr. Harrison also worked in various other capacities at DMC from 1973 to 1997. Mr. Harrison is a former President of the South Carolina Coin Operators Association. Mr. Harrison has served as the President of the Darlington Downtown Revitalization Association, as the Vice Chairman of the Darlington Historic Landmarks Commission, and in various roles with the Optimist Club of Darlington and the Rotary Club of Darlington.

     ANDRE M. HILLIOU, 51, is currently serving as the Company's Chairman of the Board, President and Chief Executive Officer. Mr. Hilliou received his undergraduate degree in Hotel and Restaurant Administration in Quimper, France in 1968. From 1996 to 1997, Mr. Hilliou served as Chief Executive Officer of Aristocrat Inc., the world's second largest manufacturer and distributor of slot machines and gaming systems. From 1987 to 1996, Mr. Hilliou served in various positions with Showboat Inc., including as Chief Executive Officer of Showboat Inc.'s Sydney Harbour Casino in Sydney, Australia, and as Senior Vice President of Operations of Showboat's Casino Hotel in Atlantic City, New Jersey. Previously, Mr. Hilliou served as a Vice President for the Golden Nugget Casino Hotel in Atlantic City, New Jersey.

     MICHAEL W. MIMS, 47, has served as a member of the Board of Directors of the Company since October 1997. Mr. Mims received a Bachelor of Arts degree from Furman University in 1974 and a Juris Doctor from the University of South Carolina in 1977. Mr. Mims currently operates and shares ownership in Mims & Dye Enterprises, L.L.C., an operator of video gaming route operations in South Carolina. Prior to operating Mims & Dye Enterprises, Mr. Mims worked for the Company as the Vice President of Gaming from September 1997 until November 1998. Mr. Mims was the founder and sole owner of Gold Strike, Inc., a video gaming business which the Company acquired in September 1997. During the past fifteen years, and prior to the sale of Gold Strike, Inc. to the Company, Mr. Mims has owned and operated various video gaming companies. Mr. Mims has been actively involved in the video gaming industry in South Carolina for the last fifteen years and has served as the President of the South Carolina Coin Operators Association.

     GROVER C. SEATON III, 56, has served as a member of the Board of Directors since July 1998. Mr. Seaton received a Bachelor of Arts from the University of North Carolina in 1966 and a Master of Arts from the University of South
Carolina in 1969. He received a Juris Doctor from the University of South Carolina in 1971. He is currently the Senior Partner of Seaton & Manley, P.C., a law firm located in Moncks Corner, South Carolina, where he has practiced law for over twenty-five years. Mr. Seaton is a member of the South Carolina Bar Association and is admitted to practice before the U.S. District Court, the Fourth Circuit Court of Appeals and the United States Supreme Court. Mr. Seaton is a founding member of the National College for DUI Defense at the Harvard Law School. He is also a founding member of the South Carolina Association of Criminal Defense Lawyers.

     A. JOE WILLIS, 60, has served as a member of the Board of Directors since July 1998. Dr. Willis received his Doctor of Chiropractic from Palmer College of Chiropractic in 1960 and his Bachelor of Arts in 1978 from New College of California. Dr. Willis has been in private practice since 1960. Dr. Willis is currently the President and part owner of Willis Chiro Med, which owns over thirty chiropractic clinics in South Carolina, North Carolina and Idaho. He is a delegate to, and a member of, the American Chiropractic Association, and a past member of the Board of Directors of the South Carolina Chiropractic Association. Dr. Willis was the South Carolina Chiropractor of the Year in 1996. Dr. Willis also serves on the Board of Directors of the South Carolina Policy Council. Dr. Willis is a member of the Board of Directors of the Darlington Chamber of Commerce and a member of the Board of Trustees of Coker College. Dr. Willis is also a member of the Rotary Club of Darlington.

     RICHARD M. KELLEY, 54, has served as the Chief Financial Officer, Vice President and Treasurer of the Company since June 1998. He received a Bachelor of Science in Business and Accounting from California State University, Northridge in 1971. Mr. Kelley served in various positions with Caesars World, Inc. from 1976 to 1996, including Vice President/Treasurer of Caesars World,
Inc. from 1991 to 1996. From 1996 to June 1998, Mr. Kelley worked as a consultant providing various business and financial services on corporate business matters. Mr. Kelley worked with KPMG Peat Marwick in Los Angeles, California for five years before joining Caesars World, Inc. Mr. Kelley is a certified public accountant and is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. Mr. Kelley is also a member of the Financial Executives Institute and the National Association of Corporate Treasurers. Mr. Kelley is active in community affairs and he has served in volunteer capacities with numerous organizations.

     MARIE T. PIERSON, 47, has served as the Vice President of Administration and Acquisitions and Secretary of the Company since September 1998. Mrs. Pierson received a Bachelor of Arts in Business and Accounting in 1989 from Richard Stockton University. Prior to joining the Company, Mrs. Pierson worked with Aristocrat, Inc. as Vice President of Planning, Administration and Support Services from September 1996 until September 1998. From 1989 to September 1996, Mrs. Pierson served in various positions with Showboat Inc., including as the Vice President of Property/Hotel Operations for Showboat Inc.'s Sydney Harbour Casino in Sydney, Australia, and as the Director of Hotel Operations of Showboat's Casino Hotel in Atlantic City, New Jersey.

     NANCY J. POLLICK, 52, has served as the Vice President of Operations of the Company since November 1998. Mrs. Pollick received a Bachelor of Science in Hotel Administration from Cornell University in 1983. Prior to joining the Company, she worked from 1994 to 1998 as the Vice President of Hotel Operations at Showboat's Casino Hotel in Atlantic City, New Jersey. From 1988 to 1994, Mrs. Pollick was the Director of Food and Beverage and Vice President of Food and Beverage for Showboat Inc.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY  OF  CASH  AND  CERTAIN  OTHER  COMPENSATION

     The following table sets forth for the fiscal years ended December 31, 1996, 1997 and 1998, the cash compensation paid or accrued by the Company, as well as certain other compensation paid or accrued for those years, for services in all capacities to each person who served as the chief executive officer of the Company at any time during 1998 and each executive officer of the Company who earned total annual compensation, including salary and bonus, for the fiscal year ended December 31, 1998, in excess of $100,000.

                           SUMMARY COMPENSATION TABLE
                                                                    Long-Term
                                                                  Compensation
                                    Annual Compensation               Awards
                                   ---------------------             -------
                                                           Other   Securities
  Name and                                                Compen-  Underlying
 Principal Position        Year      Salary      Bonus     sation    Options
------------------------  -------  -----------  --------  ---------  -------
                             1998  $   142,851  $     --  $     --   300,000
Andre M. Hilliou (1) -
Chairman of the Board,       1997  $        --  $     --  $     --        --
President and Chief
Executive Officer            1996  $        --  $     --  $     --        --

George M. Harrison, Jr.
(2) - Vice Chairman of       1998  $   127,816  $     --  $9,563(3)       --
the Board and Vice
President, and Former        1997  $     4,000  $     --  $     --        --
Interim Chief Executive
Officer                      1996  $        --  $     --  $     --        --

                             1998  $    73,027  $100,000  $     --   100,000
Richard M. Kelley (4) -
Chief Financial Officer,     1997  $        --  $     --  $     --        --
Vice President and
Treasurer                    1996  $        --  $     --  $     --        --

                             1998  $   159,368  $     --  $     --        --

                             1997  $    83,328  $  2,813  $     --        --
Michael W. Mims (5) -
Former Vice President        1996  $        --  $     --  $     --        --

                             1998  $   116,667  $     --  $     --        --

John T. Orton (6) -          1997  $    77,500  $  7,500  $     --    75,000
Former Chief Financial
Officer                      1996  $    70,000  $  7,172  $     --    50,000

L. Gregory Wilson (7) -      1998  $    90,625  $     --  $     --        --
Former Chairman of the
Board, Former President      1997  $   225,000  $ 20,797  $     --        --
and Former Chief
Executive Officer            1996  $   185,417  $  8,606  $     --   300,000

     (1) Mr. Hilliou began working with the Company on May 18, 1998, as the President and Chief Executive Officer of the Company. On July 30, 1998, he was elected as the Chairman of the Board.
     (2) Mr. Harrison began working with the Company in December 1997 following the acquisition by the Company of Darlington Music Co., Inc., of which Mr. Harrison was the President and one-third owner. Mr. Harrison served as the interim Chairman of the Board from April 10, 1998 until July 30, 1998, and as the interim Chief Executive Officer of the Company from April 10, 1998 until May 18, 1998.
     (3) This represents contributions under the profit sharing plan for Darlington Music Co., Inc.
     (4) Mr. Kelley began working with the Company on June 29, 1998, as the Vice President and Chief Financial Officer of the Company. On July 30, 1998, he was elected as the Treasurer of the Company.
     (5) Mr. Mims began working with the Company in September 1997 following the acquisition by the Company of Gold Strike, Inc., of which Mr. Mims was the President and sole owner. Mr. Mims served as a Vice President of the Company until his resignation on November 9, 1998, at which time his employment agreement with the Company was terminated.
     (6) Mr. Orton served as the Chief Financial Officer of the Company until June 1998. From June 1998 through the first quarter of 1999, Mr. Orton worked for the Company on a part-time basis.
     (7) Mr. Wilson served as the Chairman of the Board and Chief Executive Officer of the Company until his resignation on April 10, 1998. After April 10, 1998, Mr. Wilson continued to serve as a Vice President of the Company until July 24, 1998, at which time his employment agreement with the Company was terminated.

STOCK  OPTIONS

     The following table sets forth the options granted during the fiscal year ended December 31, 1998, to the executive officers listed in the Summary Compensation Table.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                Individual Grants
                                -----------------
                       Number of    % of Total
                      Securities     Options
                      Underlying    Granted to     Exercise
                        Options    Employees in     Price     Expiration
    Name                Granted     Fiscal Year   ($/share)      Date
--------------------  -----------  -------------  ----------  ----------
   Andre M. Hilliou   300,000 (1)      75%        $     3.75     4/30/06
   Richard M. Kelley  100,000 (2)      25%        $     2.78     6/28/05
---------------------

     (1) These options have the following vesting schedule: 75,000 on February 26, 1999, 25,000 on April 30, 1999, 25,000 on July 31, 1999, 25,000 on
October  31,  1999, 25,000 on January 31, 2000, 25,000 on April 30, 2000, 25,000
on  July  31,  2000, 25,000 on October 31, 2000, 25,000 on January 31, 2001, and
25,000  on  April  30,  2001.
     (2) These options have the following vesting schedule: 25,000 on February 26, 1999, 12,500 on March 28, 1999, 12,500 on June 28, 1999, 12,500 on
September  28,  1999, 12,500 on December 28, 1999, 12,500 on March 28, 2000, and
12,500  on  June  28,  2000.

OPTION  EXERCISES  AND  HOLDINGS

     The following table sets forth information with respect to the executive officers listed in the Summary Compensation Table concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.


                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                             AND FISCAL YEAR-END OPTION VALUES

                                                               Number of
                                                               Securities
                                                               Underlying   Value of Unexercised
                                                               Unexercised     In-the-Money
                                                                Options at      Options at
                                                             Fiscal Year End  Fiscal Year End(1)
                      Shares Acquired                          Exercisable/     Exercisable/
    Name                on Exercise        Value Realized      Unexercisable  Unexercisable
--------------------  ---------------  ----------------------  -------------  -------------
  Andre M. Hilliou              --                 --           -0- /300,000      -0- / -0-
  Richard M. Kelley             --                 --          - 0- /100,000      -0- / -0-
  John T. Orton             33,733           $    149,172       124,600 / -0-     -0- / -0-

     (1)     Based  on the closing bid price for the Company's Common Stock on December 31,
1998  of $1.531 per share, all of the options held by Mr. Hilliou, Mr. Kelley and Mr. Orton are  out-of-the-money.

COMPENSATION  OF  DIRECTORS

     During the second half of 1998, non-employee directors of the Company (James L. Hall, Grover C. Seaton and A. Joe Willis) received a fee of $1,000 for their services on the Board, plus a fee of $500 for each committee meeting attended. In addition, any of these non-employee directors who served as a chairman of a committee during the second half of 1998 received a fee of $5,000.

During the first half of 1998, the non-employee directors (Jeffrey L. Gilbert, Randall J. Fein and G. George Fox) received a fee of $2,000 per month for their services on the Board and no separate compensation for service on committees. In April 1998, Jeffrey L. Gilbert, Randall J. Fein and G. George Fox were each granted options for 27,000 shares of the Company's Common Stock for their service on the Board. In addition, in February of 1998 Kraege Polan was awarded an option grant for 50,000 shares of the Company's Common Stock for his service on the Board. The Company also reimburses the directors for travel expenses incurred in connection with attending meetings of the Board and committees.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     On April 30, 1998, the Company entered into a three-year employment agreement with Andre M. Hilliou pursuant to which he agreed to serve as the President and Chief Executive Officer of the Company for an annual gross salary of $225,000. The agreement also provides for annual performance bonuses of up to $50,000. This agreement contains a change in control provision which provides that if a change in control occurs, as defined in the agreement, Mr. Hilliou may at any time during the following twelve-month period exercise his right to terminate the agreement and receive the full economic value of his salary and other benefits to which he is entitled under the agreement for a period of twelve months. In addition, upon terminating the agreement due to a change in control, up to 50,000 of his unvested options shall immediately vest. Mr. Hilliou is also entitled to these severance benefits and severance vesting rights in the event his employment is terminated by the Company without "cause" (as that term is defined in the agreement) or by Mr. Hilliou for "good reason" (as that term is defined in the agreement). The agreement also contains certain restrictions on Mr. Hilliou's ability to compete with the Company following termination of his employment and it contains certain confidentiality and other standard provisions.

     On June 19, 1998, the Company entered into a two-year employment agreement with Richard M. Kelley, which agreement was later amended on October 23, 1998. Pursuant to this agreement, Mr. Kelley agreed to serve as the Vice President and Chief Financial Officer of the Company for an annual gross salary of $140,000. The agreement also provides for annual discretionary bonuses of up to $50,000. This agreement provides that in the event Mr. Kelley's employment is terminated by the Company without "cause" (as that term is defined in the agreement) or by Mr. Kelley, Mr. Kelley shall receive the full economic value of his salary and other benefits to which he is entitled under the agreement for the greater of twelve months or the remaining term of the agreement. The agreement also contains certain restrictions on Mr. Kelley's ability to compete with the Company following termination of his employment and it contains certain confidentiality and other standard provisions.

     On  July 27, 1998, the Company amended its employment agreement with George
M. Harrison, Jr. dated December 18, 1997. As amended, the agreement provides that during the term of the agreement Mr. Harrison shall receive an annual gross salary of $125,000. The agreement is for a three-year period which expires December 18, 2000. The agreement also provides for an annual performance bonus to be paid to Mr. Harrison in the discretion of the Board of Directors. The agreement also contains certain restrictions on Mr. Harrison's ability to compete with the Company following the termination of his employment and it contains certain confidentiality and other standard provisions.

COMPLIANCE  WITH  BENEFICIAL  OWNERSHIP  REPORTING  RULES

     Section 16(a) of the Securities Exchange Act of 1934 requires (i) the Company's directors and executive officers and (ii) persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC"), within certain specified time periods, reports of ownership and changes in ownership. Such officers, directors and stockholders are required by SEC regulations to furnish the Company with copies of all such reports that they file.

     To the Company's knowledge, based solely upon a review of copies of such reports furnished to the Company and representations by certain officers and directors that no other reports were required with respect to the year ended December 31, 1998, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis with respect to 1998 except for Len A. Bussey who filed one report late regarding six transactions, J. Richard Henry who filed one report late regarding four transactions, John T. Orton who filed one report late regarding five transactions, L. Gregory Wilson who filed two reports late regarding seven transactions, Michael W. Mims who filed two reports late regarding two transactions, and Andre M. Hilliou who filed one report late regarding one transaction.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of outstanding shares of the Company's Common Stock beneficially owned as of March 19, 1999 by
(a) each executive officer of the Company, including each of the executive officers listed in the Summary Compensation Table above, (b) each director and each nominee for director of the Company, (c) all of the executive officers and directors of the Company as a group, and (d) each person or entity known to the Company to own more than five percent of the outstanding Common Stock.

                                           NUMBER OF SHARES       PERCENT OF
  NAME OF BENEFICIAL OWNER                BENEFICIALLY OWNED(1)    CLASS(2)
  ------------------------                ---------------------   ----------
James L. Hall(3)                                         0               *
George M. Harrison, Jr.(3)                       457,833(7)           4.60%
Andre M. Hilliou (3)                             125,000(8)           1.24%
Michael W. Mims(3)                                 705,680            7.10%
Grover C. Seaton III(3)                                  0               *
A. Joe Willis(3)                                     9,000               *
Kenneth R. Adams(4)                                      0               *
Richard M. Kelley(3)                              37,500(9)              *
Marie T. Pierson(3)                               7,500(10)              *
Nancy J. Pollick(3)                              25,000(11)              *
John T. Orton(5)                                134,600(12)           1.34%
L. Gregory Wilson(6)                          1,056,728(13)          10.63%
Sally Stewart Wilson(6)                       1,056,728(14)          10.63%
Executive officers and directors of
the Company as a group (9 persons)            1,367,513(15)          13.52%

(1)     Information  relating  to  beneficial  ownership  of  the  Common Stock is based upon
"beneficial  ownership"  concepts  set  forth  in rules of the SEC under Section 13(d) of the
Securities  Exchange  Act  of 1934.  Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote  or  direct the voting of such security, or "investment power," which includes the power to  dispose  or  to direct the disposition of such security.  A person is also deemed to be a beneficial  owner  of  any  security of which that person has the right to acquire beneficial ownership  within  60  days.  Under  the  rules,  more  than one person may be deemed to be a beneficial  owner of the same securities, and a person may be deemed to be a beneficial owner of  securities as to which he has no beneficial interest.  For instance, beneficial ownership includes  spouses,  minor  children  and  other relatives residing in the same household, and trusts,  partnerships,  corporations or deferred compensation plans which are affiliated with the  principal.
(2)     Percentage  is determined on the basis of 9,945,590 shares of Common Stock issued and outstanding  plus shares subject to options or warrants held by the named individual for whom the percentage is calculated which are exercisable within the next 60 days as if outstanding, but  treating  shares  subject  to warrants or options held by others as not outstanding.  An asterisk  (*)  indicates  less  than  1%  ownership.
(3)     Address  is  1440  Charleston  Highway,  West  Columbia,  South  Carolina  29169.
(4)     Address  is  210  Marsh  Avenue,  Reno,  Nevada  89509.
(5)     Address  is  7203  Guava  Cove,  Austin,  Texas  78750.
(6)     Address  is  1617  Watchhill  Road,  Austin,  Texas  78703.
(7)     Includes  5,000  shares  owned  by  Mr. Harrison's wife in which he shares voting and investing  power.
(8)     Includes  100,000 shares Mr. Hilliou has the right to acquire within 60 days pursuant to  the  exercise  of  options.

                                        8

(9)     Includes 37,500 shares Mr. Kelley has the right to acquire within 60 days pursuant to the  exercise  of  options.
(10)     Includes  7,500 shares Mrs. Pierson has the right to acquire within 60 days pursuant to  the  exercise  of  options.
(11)     Includes 25,000 shares Mrs. Pollick has the right to acquire within 60 days pursuant to  the  exercise  of  options.
(12)     Includes  124,600  shares Mr. Orton has the right to acquire within 60 days pursuant to  the  exercise  of  options.
(13)     Includes  540,417  shares  owned by Mr. Wilson's wife and 100,000 shares held by the
Linda  Bussey  Irrecoverable Trust of which Mrs. Bussey is the trustee for the benefit of Mr.
Wilson's  minor  children.  Pursuant  to the terms of the Settlement Agreement, Compromise of
Claims  and  Mutual  Release entered into by Mr. Wilson and the Company on February 26, 1999,
Mr.  Wilson has granted an irrevocable proxy to the Company to vote all of the shares held by him.
(14)     Includes  416,311  shares  owned by Mrs. Wilson's husband and 100,000 shares held by the  Linda  Bussey Irrecoverable Trust of which Mrs. Bussey is the trustee for the benefit of
Mrs.  Wilson's minor children.  Pursuant to the terms of the Settlement Agreement, Compromise of  Claims  and  Mutual  Release  entered into by Mrs. Wilson and the Company on February 26,
1999,  Mrs.  Wilson has granted an irrevocable proxy to the Company to vote all of the shares held  by  her.
(15)     Includes  170,000  total shares the officers and directors have the right to acquire within  60  days  pursuant  to  the  exercise  of  options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September 1997, the Company acquired by merger Gold Strike, Inc. from Michael W. Mims, a director and former officer of the Company. Mr. Mims was the sole owner of Gold Strike, Inc. and pursuant to the transaction received 827,680 shares of Common Stock of the Company as consideration for the merger. Pursuant to this acquisition, the Company assumed an operating lease for gaming properties located in North Augusta, South Carolina. The landlord for this lease is a partnership in which Michael W. Mims is a 50% general partner. This lease expires in November 2001 and has certain renewal options. Monthly rental payments under this lease are $5,270.

     In December 1997, the Company acquired by merger Darlington Music Co., Inc. ("DMC"), of which George M. Harrison, Jr., a director and officer of the Company, was the President and a one-third owner. Pursuant to the transaction, the Company issued 1,000,000 shares of its Common Stock as consideration for the merger, with Mr. Harrison receiving 333,333 shares. Mr. Harrison's two brothers were the other owners of DMC. As part of the acquisition of DMC, the Company assumed a lease for an office and game machine warehouse facility in Darlington, South Carolina. Mr. Harrison and his two brothers are the landlords for this property. This lease has a 15-year term which expires January 15, 2005.
Monthly  rental  payments  for  this  lease  are  $3,500.

     In connection with the acquisition of DMC, the Company loaned George M. Harrison, Jr. and both of his brothers $81,999 pursuant to unsecured promissory notes. These notes accrue interest at 8% per annum and are repaid in three equal installments of $27,333 due on December 15, 1998, 1999, and 2000.

     On June 4, 1998, the Company loaned Michael W. Mims $284,889 pursuant to a promissory note and security agreement. This note accrues interest at 7% per annum and is due in full on May 31, 2001. This note is secured by 100,000 shares of the Company's Common Stock.

     On November 9, 1998, the Company reorganized its South Carolina video gaming operations by entering into a three-year agreement with Mims & Dye Enterprises, L.L.C. ("Mims & Dye") which effectively served to outsource the operations of the Company's non-route video gaming operations at eight video gaming machine centers. Mims & Dye is managed by Michael W. Mims, who is also a 50% owner of that entity. Pursuant to the agreement, seven of the eight video gaming centers were leased or sub-leased by the Company to Mims & Dye. Under the agreement, the Company retains ownership of the underlining video gaming machines and all related assets. In connection with the execution of the agreement, the Company loaned $80,000 to Mims & Dye through two promissory notes, which notes are due in full with interest at prime plus 2% on May 9, 1999. Mr. Mims provided a personal guaranty on the notes.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 1998, the Company had an Audit Committee and a Compensation Committee, as well as an Acquisition Committee and a Compliance Committee. For 1999, the Company has combined the Audit Committee and the Compensation Committee into one committee.

     In 1998, the Audit Committee was composed of James L. Hall (Chairman), George M. Harrison, Jr. and A. Joe Willis. The Audit Committee met once in 1998. This committee has the responsibility for reviewing the financial condition and accounting controls and determining that all audits and examinations required by law are performed. The committee recommends to the Board the appointment of the independent auditors for the next fiscal year, reviews and approves the auditors' audit plans, and reviews with the independent auditors the results of the audit and management's response thereto.

     The Compensation Committee is responsible for establishing all benefit and compensation plans for the Company. The Compensation Committee met one time in 1998. In 1998 the Compensation Committee was composed of George M. Harrison, Jr. (Chairman), James L. Hall and Andre M. Hilliou.

     The Company did not have a nominating committee in 1998. However, the Company did appoint a Nominating Committee in February 1999 to be responsible for nominating individuals for election to the Company's Board of Directors at the Meeting. This Nominating Committee was composed of James L. Hall (Chairman), Andre M. Hilliou, Grover C. Seaton III and A. Joe Willis. The
Nominating Committee met one time in 1999 to consider the nominees for the Meeting. The Board of Directors and the Nominating Committee welcome recommendations made by stockholders of the Company for individuals to be included in the slate of nominees for election at the annual meeting of stockholders. Any recommendations for the 2000 Annual Meeting of Stockholders should be made in writing addressed to the Company's Board of Directors, 1440 Charleston Highway, West Columbia, South Carolina 29169, and should be made prior to December 27, 1999.

     The Board of Directors of the Company held ten meetings during the year ended December 31, 1998. All of the directors of the Company attended at least 75% of the aggregate of such board meetings and the meetings of each committee on which they served.


                 PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION
               AND BYLAWS TO DIVIDE THE DIRECTORS INTO TWO CLASSES

     The Board of Directors believes that it would be in the best interest of the Company to divide the directors into two classes, as nearly equal in number as possible, so that approximately one-half of the directors will be elected at each annual meeting of stockholders. The Board believes that by creating two classes of directors, the Board will have more stability. In addition, having two classes of directors also serves as a defense mechanism to an unwanted takeover or change in control. To divide the directors into two classes requires the adoption by the stockholders of an amendment to the Company's Certificate of Incorporation. In addition, in order to make the classified Board effective with and applicable to the election of directors at the Meeting, the Company's Bylaws must also be amended to include a similar provision. A copy of the proposed Certificate of Amendment to Certificate of Incorporation is attached as Exhibit A and a copy of the proposed Amendment to Bylaws is attached as Exhibit B.

     If the proposed amendments to the Company's Certificate of Incorporation and the Bylaws are adopted by the stockholders, the seven persons who are nominated for election to the Board of Directors pursuant to this proxy statement shall, if elected, be divided into two classes with three of the directors elected to serve as Class I directors and four of the directors elected to serve as Class II directors. The Class I directors shall include George M. Harrison, Jr., Andre M. Hilliou and Michael W. Mims, whose terms shall expire at the 2000 Annual Meeting of Stockholders. The Class II directors shall include Kenneth R. Adams, James L. Hall, Grover C. Seaton III and A. Joe Willis, whose terms shall expire at the 2001 Annual Meeting of Stockholders.

     The affirmative vote of the majority of the outstanding shares of the Company's Common Stock entitled to vote is required for the approval of this Certificate of Amendment to Certificate of Incorporation and the Amendment to Bylaws. With respect to this vote, abstentions and broker non-votes will have the effect of a "no" vote.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  ADOPTION  OF  THE
CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION AND THE AMENDMENT TO BYLAWS TO DIVIDE THE DIRECTORS INTO TWO CLASSES.


                 PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION
                   TO INCLUDE STOCKHOLDER LICENSING PROVISIONS

     Gaming operations are subject to extensive federal, state, provincial, tribal and local laws, regulations and ordinances ("gaming laws") that are administered by the relevant regulatory agency or agencies in each jurisdiction (the "gaming authority"). While these gaming laws vary considerably from jurisdiction to jurisdiction, one general concern of most gaming laws is the responsibility, financial stability and character of those persons who own, manage or have a financial interest in gaming operations. In certain jurisdictions, the gaming authority is given the authority to subject any stockholder of a company engaged in gaming operations (a "gaming company") to the licensing requirements of the gaming laws. Generally only stockholders owning 5% or more of the gaming company are subject to these licensing requirements unless the gaming authority otherwise requires. In the event a stockholder is found unsuitable or unqualified by the gaming authority, the gaming company will be prevented from entering the jurisdiction, or if already licensed in the jurisdiction it may lose its licenses in the jurisdiction, unless it either complies with the gaming authority's demands in dealing with the unsuitable stockholder or already has in place a mechanism to deal with the unsuitable or unqualified stockholder. Mechanisms to deal with unsuitable or unqualified stockholders, such as the proposed stockholder licensing provisions, are commonly included in the Certificate of Incorporation of public gaming companies.

     In the event the gaming company does not already have a mechanism in place to deal with an unsuitable or unqualified stockholder, the gaming company will usually be required by the gaming authority to force the stockholder to sell his or her stock in the gaming company before the gaming company will be permitted to enter the jurisdiction or, if already licensed in the jurisdiction, before the gaming company will be allowed to continue operating in the jurisdiction. If, however, the gaming company already has in place a mechanism requiring such action with regard to and from the unsuitable stockholder, the gaming company will usually be allowed to enter the jurisdiction, or maintain its existing licenses in the jurisdiction, while the mechanism is being utilized to deal with the unsuitable stockholder.

     As a result, the Company proposes to amend its Certificate of Incorporation to put in place a mechanism to deal with stockholders found to be unsuitable or unqualified by a gaming authority. A copy of the proposed Certificate of Amendment to Certificate of Incorporation is attached as Exhibit C. This amendment will give the Company the flexibility to expand its business into jurisdictions in which the Company might encounter stockholder suitability issues during the licensing process, as well as to maintain its licenses and continue to operate its business in jurisdictions in which stockholder suitability issues may be raised after licenses have been obtained. Specifically, for any stockholder who (i) refuses to appear before, submit to the jurisdiction of, or provide information to a gaming authority, (ii) refuses to comply with a request or requirement of a gaming authority or (iii) is found unsuitable or unqualified by a gaming authority, the Company would have the discretion to require (unless otherwise required by the gaming authority or any gaming law) such person to dispose of his or her securities of the Company. In such situation, the stockholder must offer to sell to the Company the securities of the Company that are beneficially owned by the stockholder at the market price determined pursuant to the provisions of the amendment to the Certificate of Incorporation. If the Company elects not to purchase the securities in whole or in part, the stockholder may then be required to dispose of the securities within the time period prescribed by the gaming authority. If these provisions are in place in the Company's Certificate of Incorporation, in the event a stockholder is found unsuitable, the Company will likely be permitted to enter the jurisdiction, or maintain its existing licenses in the jurisdiction, while the mechanism is being utilized to deal with the unsuitable stockholder. As previously stated, generally only stockholders owning 5% or more of the gaming company are subject to the licensing requirements unless the gaming authority otherwise requires.

     The Company believes that the stockholder licensing provisions are necessary if the Company ever expects to expand its business into jurisdictions such as Colorado, Louisiana, Montana, Nevada, New Jersey or South Dakota. Since the Company intends to pursue expansion opportunities wherever they may arise, the Company believes that it is necessary to adopt the stockholder licensing provisions at this time so that the Company will be in position to seek licensing in any jurisdiction as soon as expansion opportunities arise. The Company believes that the absence of such stockholder licensing provisions in the Company's Certificate of Incorporation may hinder the Company's attempts to obtain licenses in certain gaming jurisdictions. Accordingly, the Company recommends that the stockholders adopt the stockholder licensing provisions.

     The affirmative vote of the majority of the outstanding shares of the Company's Common Stock entitled to vote is required for the approval of this Certificate of Amendment to Certificate of Incorporation. With respect to this vote, abstentions and broker non-votes will have the effect of a "no" vote.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  ADOPTION  OF  THE
CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCLUDE STOCKHOLDER LICENSING PROVISIONS.


               PROPOSAL TO APPROVE THE COMPANY'S STOCK OPTION PLAN

GENERAL

     The Board of Directors of the Company has established the American Bingo & Gaming Corp. Stock Option Plan (the "Plan") attached hereto as Exhibit D. The purpose of the Plan is to advance the interests of the Company, its subsidiaries and its stockholders by affording certain employees, officers and directors of the Company and its subsidiaries, as well as key consultants and advisors to the Company or any subsidiary, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the stock options, restricted stock and stock appreciation rights ("SARs") under the Plan is to promote the growth and profitability of the Company and its subsidiaries because the grantees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company. The following is a summary of the material features of the Plan, which is qualified in its entirety by reference to the complete provisions of the Plan, attached hereto as Exhibit D.

     If the Plan is adopted by the stockholders, the Board of Directors intends to abandon the Company's four existing stock option plans, which include the 1994 Stock Option Plan, the 1995 Employee Stock Option Plan, the 1996 Employee Stock Option Plan, and the 1997 Stock Option Plan. If the Plan is adopted by the stockholders, no further options will be granted under any of the four existing stock option plans and these four stock option plans will only be maintained to satisfy the outstanding stock options which were granted under these respective plans. As of March 15, 1999, in the aggregate the four existing stock option plans had approximately 325,000 shares available for issuance under these plans which were not subject to outstanding option grants, plus 1,115,000 shares available for issuance under these plans which were subject to outstanding option grants.

COMMON  STOCK  SUBJECT  TO  THE  PLAN

     The current maximum number of shares of Common Stock that may be issued under the Plan is 750,000 shares, subject to adjustment in accordance with anti-dilution provisions contained in the Plan. All shares of Common Stock subject to the Plan may be issued in any combination of Incentive Stock Options, as defined within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("ISOs"), non-incentive stock options, restricted stock or SARs.

TERM  OF  THE  PLAN

     The Plan shall become effective on February 26, 1999; provided, however, that the Plan shall terminate, and all options, restricted stock or SARs theretofore granted shall become void and may not be exercised, on June 30, 1999, if the stockholders of the Company shall not by that date have approved the Plan's adoption. No ISO may be granted more than ten years after the earlier of (i) the effective date of the Plan or (ii) the date the Plan is approved by the Company's stockholders. The Plan may be abandoned or terminated at any time by the Company's Board of Directors, except with respect to options, restricted stock or SARs then outstanding under the Plan.

ELIGIBILITY

     The class of persons eligible to participate in the Plan shall consist of all persons whose participation in the Plan is determined to be in the best interests of the Company, which shall include, but not be limited to, directors, officers and employees, including but not limited to executive personnel, of the Company or any subsidiary, as well as key consultants and advisors to the Company or any subsidiary.

ADMINISTRATION  OF  THE  PLAN

     The Plan shall be administered by a committee consisting of at least two directors appointed by the Board (the "Committee"); provided, however, that with respect to any options, restricted stock or SARs granted to an individual who is subject to the provisions of Section 16 of the Exchange Act, the Committee shall consist of at least two directors (who need not be members of the Committee with respect to grants to any other individuals) who are non-employee directors, and all authority and discretion shall be exercised by such non-employee directors. The Committee selects the individuals to whom options, restricted stock or SARs are to be granted, the number of shares to be granted and any other terms and conditions specified under the Plan, including, but not limited to, the exercise price, the times at which options or SARs shall become exercisable and the duration of the exercise periods.

TERMS  OF  OPTIONS

     The exercise price of each ISO issued under the Plan shall be determined by the Committee and shall not be less than the fair market value of the Common Stock as of the date the option is granted; provided, however, that the exercise price of an ISO granted to any person owning at least 10% of the total combined voting power of all classes of stock of the Company or any of its parents or subsidiaries shall not be less than 110% of the fair market value on the date the option is granted. The exercise price of each non-incentive stock option shall also be determined by the Committee and shall not be less than 50% of the fair market value of the Common Stock on the date the option is granted. The exercise period of each option shall be determined by the Committee; provided, however, that an ISO shall not be exercisable after the expiration of ten years from the date of the option grant. In addition, except in the case of death or disability, no option granted to an individual who is subject to the provisions of Section 16 of the Exchange Act may be exercisable prior to the expiration of six months from the date of the option grant.

     In the case of ISOs, the fair market value of stock with respect to which ISOs are exercisable for the first time during any calendar year by any participant in the Plan may not exceed $100,000, such value being determined at the time the options are granted, as provided by the terms of Section 422 of the Internal Revenue Code. To the extent the value of the underlying stock (determined in accordance with the previous sentence) exceeds $100,000, such excess options shall be treated as non-incentive stock options.

     After an option becomes exercisable, it may be exercised at any time as to any or all full shares that have become purchasable under the terms of the option, but at no time may an option be exercised as to less than 100 shares unless the remaining shares that have become purchasable are less than 100 shares. The exercise price of options granted under the Plan may be made in whole or in part through the surrender of previously held shares of Common Stock at the fair market value thereof or through the authorization to withhold shares of stock otherwise issuable upon exercise of the option.

     No option shall be transferable other than by will or the laws of descent and distribution, or in the case of non-incentive stock options, pursuant to a Qualified Domestic Relations Order, and no option shall be transferable by an individual who is subject to the provisions of Section 16 of the Exchange Act prior to stockholder approval of the Plan. The Committee shall have the power to specify with respect to each grant of options the effect upon such grantee's rights of the termination of such grantee's employment or services with the Company and the Committee may determine at the time of grant that such options shall become exercisable on an accelerated basis following a change of control with respect to the Company. Nothing in the Plan shall confer on any person any right to continue in the employ of the Company or any of its subsidiaries or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate such person's employment at any time.

TERMS  OF  RESTRICTED  STOCK

     Until any restrictions upon restricted stock awarded to a grantee under the Plan have lapsed, such shares shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a Qualified Domestic
Relations Order, nor shall they be delivered to the grantee. The Committee shall have the power to specify with respect to each award of restricted stock the effect upon such grantee's rights of the termination of such grantee's employment with the Company. The Committee may determine at the time of award that such restricted stock shall become fully vested following a change of control with respect to the Company.

TERMS  OF  SARS

     The exercise price of each SAR shall be determined by the Committee and shall not be less than (i) 100% of the fair market value of the Common Stock on the date the SAR is granted for a SAR issued in tandem with an ISO and (ii) 50% of the fair market value of the Common Stock on the date the SAR is granted for other SARs. The exercise period of each SAR shall be determined by the Committee. The payment to the grantee for exercise of a SAR shall be made in cash, shares of stock, or a combination of both.

     During the period of continuous employment with the Company, its parent or any subsidiary, a SAR will be terminated only if it has been fully exercised or it has expired by its terms. Upon termination of employment, the SAR will terminate upon the earliest of (i) the full exercise of the SAR, (ii) the expiration of the SAR by its terms, and (iii) not more than three months following the date of employment termination; provided, however, should termination of employment (A) result from the death or permanent and total disability of the grantee, the period referenced in (iii) shall be one year or
(B) be for cause, the SAR will terminate on the date of employment termination. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment unless otherwise provided in the agreement entered into by the Company and the grantee or by the Company on the date of the leave of absence. The Committee may determine at the time of grant that the SAR shall become fully vested following a change of control with respect to the Company. A grantee of a SAR shall have no rights as a stockholder with respect to a SAR.

FEDERAL  TAX  CONSEQUENCES  OF  OPTIONS

     Under current federal income tax laws, options granted under the Plan will generally have the following consequences. The holder of a non-incentive stock option recognizes no income for federal income tax purposes upon the grant of such option, and the Company, therefore, receives no deduction at such time. At the time of exercise, however, the grantee generally will recognize income, taxable at ordinary income, to the extent that the fair market value of the shares received on the exercise date exceeds the non-incentive stock option exercise price. The Company will be entitled to a corresponding deduction for federal income tax purposes in the year in which the non-incentive stock option is exercised so long as either Section 162(m) is inapplicable or its requirements are met. If the shares are held for at least one year and one day after exercise, long-term capital gain will be realized upon disposition of such shares to the extent the amount realized on such disposition exceeds their fair market value as of the exercise date.

     If a grantee is awarded an ISO, no income will be recognized for federal income tax purposes at the time of grant or exercise, and the Company will therefore, not receive any corresponding deduction. The excess of fair market value of the shares of Common Stock received at the date of exercise over the exercise price will become an item of tax preference for the grantee for purposes of the grantee's alternative minimum tax in the year of exercise, however. The grantee will be subject to federal income tax when the grantee sells the shares acquired upon the exercise of the ISO. If the grantee holds the shares for more than two years from the date of grant and more than one year from the date the shares were transferred to that person, any gain will be taxed as long-term capital gain. The Company will not be entitled to any deduction for federal income tax purposes as to any amount taxed as long-term capital gain in connection with the sale of shares acquired upon the exercise of an ISO. The Company will, however, be entitled to a corresponding deduction for federal income tax purposes for any amount taxed as ordinary income.

AMENDMENT  OF  THE  PLAN

     The Board may at any time terminate the Plan, and may at any time and in any respect amend the Plan; provided, however, that the Board (unless its actions are approved or ratified by the stockholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to (i) increase the total number of shares of Common Stock issuable pursuant to ISOs under the Plan or materially increase the number of shares of Common Stock subject to the Plan; (ii) change the class of employees eligible to receive ISOs that may participate in the Plan or materially change the class of persons that may participate in the Plan; or (iii) otherwise materially increase the benefits accruing to participants under the Plan. No termination, amendment or modification of the Plan shall adversely affect options, SARs or restricted stock then outstanding under the Plan without the consent of the grantee or his legal representative.

REQUIRED  VOTE;  RECOMMENDATION

     The affirmative vote of the majority of the shares of the Company's Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required for the approval of the Plan. With respect to this vote, abstentions will have the effect of a "no" vote and broker non-votes will have no effect on the vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPANY'S STOCK OPTION PLAN.


                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     Subject to ratification by the stockholders, the Board of Directors has reappointed King Griffin & Adamson P.C. as independent auditors to audit the financial statements of the Company for the 1999 fiscal year. King Griffin & Adamson P.C. served as the independent auditors for the Company for the fiscal years ended December 31, 1997 and 1998.

     Weinick, Sanders, Levanthal & Co. LLP was the Company's independent auditors for fiscal 1996. After approval by the Board, the Company dismissed Weinick, Sanders, Levanthal & Co. LLP on April 23, 1997. Their independent auditor's report for 1996 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company did not have any disagreements with them on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to their satisfaction, would have caused them to make reference to such matters in their report. The firm of King Griffin & Adamson, P.C. was engaged as the Company's new independent auditors.

     A representative of King Griffin & Adamson P.C. is expected to be present at the Meeting and will have an opportunity to make a statement, if the representative so desires, and will be available to respond to any appropriate questions stockholders may have.

     The affirmative vote of the majority of the shares of the Company's Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required for the ratification of the appointment of King Griffin & Adamson P.C. as the Company's independent auditors for the 1999 fiscal year. With respect to this vote, abstentions will have the effect of a "no" vote and broker non-votes will have no effect on the vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF KING GRIFFIN & ADAMSON P.C. AS INDEPENDENT AUDITORS.

                              STOCKHOLDER PROPOSALS

     Notices of stockholder proposals intended to be presented at the Meeting must have been provided to the Company by no later than March 21, 1999. With respect to stockholder proposals for which notices were not provided to the Company by March 21, 1999, the person or persons designated as proxies in connection with the Company's solicitation of proxies shall have the discretionary voting authority to vote the shares of the Company's Common Stock represented by the proxy cards returned to the Company in accordance with their judgment on such matters when such proposals are presented at the Meeting.

     Stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders and included in the Company's Proxy Statement and form of proxy for that meeting must be received by the Company by no later than December 27, 1999. Any stockholder of the Company who intends to present a proposal at the 2000 Annual Meeting of Stockholders, which proposal is not included in the Company's Proxy Statement, must deliver notice of such proposal to the Company by no later than March 12, 2000. If the proposing stockholder fails to deliver notice of such proposal to the Company by such date, then the person or persons designated as proxies in connection with the Company's solicitation of proxies shall have the discretionary voting authority to vote the shares of the Company's Common Stock represented by the proxy cards returned to the Company in accordance with their judgment on such matters when such proposals are presented at the 2000 Annual Meeting. Any such notice of a stockholder proposal must be made in writing addressed to Secretary, American Bingo & Gaming Corp., 1440 Charleston Highway, West Columbia, South Carolina 29169.

                              OTHER  MATTERS

     The Board of Directors knows of no business other than that set forth above to be transacted at the Meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxy cards in accordance with their judgment on such matters.

                                   BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                                   Andre M.  Hilliou
                                   Chairman of the Board, President and Chief Executive Officer

West  Columbia,  South  Carolina
April  26,  1999

                                                                       EXHIBIT A
                            CERTIFICATE OF AMENDMENT
                                        OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                          AMERICAN BINGO & GAMING CORP.


     American Bingo & Gaming Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing that such proposed amendment be submitted for consideration by the stockholders of the Corporation at the next annual meeting of stockholders. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that the Certificate of Incorporation of this Corporation be amended by adding a new paragraph 8.c relating to dividing the Board of Directors into two classes, which shall read as follows:

8.c. The Board of Directors shall be divided, with respect to the terms for which the directors severally hold office, into two classes, as nearly equal in number as possible, one class to hold office initially for a term expiring at the next succeeding annual meeting of stockholders ("Class I") and another class to hold office initially for a term expiring at the second succeeding annual meeting of stockholders ("Class II"), with the members of each class to hold office until their successors are duly elected and qualified. At each annual meeting of the stockholders of the Corporation, the successors to the class of directors whose term expires at such meeting shall be elected to hold office expiring at the annual meeting of stockholders held in the second year following the year of their election.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, the proposed amendment was presented to the stockholders of the Corporation at the 1999 Annual Meeting of Stockholders, which meeting was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed by Andre M. Hilliou, its President, and attested to by Marie T. Pierson, its Secretary, as of this ________ day of ____________, 1999.

                                   AMERICAN  BINGO  &  GAMING  CORP.

                                By:________________________________
                                   Andre M.  Hilliou
                                   President
ATTEST:

By:__________________________________
   Marie  T.  Pierson
   Secretary

                                                                       EXHIBIT B
                              PROPOSED AMENDMENT TO
                                    BYLAWS OF
                          AMERICAN BINGO & GAMING CORP.



In connection with the proposal to divide the Board of Directors of American Bingo & Gaming Corp. into two classes, Article III, Section 2 of the Bylaws is proposed to be amended to read in its entirety as follows:

     Section  2.     Number;  Election.     The Board of Directors shall consist
                     -----------------
of no less than two (2) nor more than seven (7) directors, who need not be stockholders or residents of the State of Delaware. The Board of Directors shall be divided, with respect to the terms for which the directors severally hold office, into two classes, as nearly equal in number as possible, one class to hold office initially for a term expiring at the next succeeding annual meeting of stockholders ("Class I") and another class to hold office initially for a term expiring at the second succeeding annual meeting of stockholders ("Class II"), with the members of each class to hold office until their successors are duly elected and qualified. At each annual meeting of the stockholders of the Corporation, the successors to the class of directors whose term expires at such meeting shall be elected to hold office expiring at the annual meeting of stockholders held in the second year following the year of their election, or until their successors are duly elected and qualified.

                                                                       EXHIBIT C
                            CERTIFICATE OF AMENDMENT
                                        OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                          AMERICAN BINGO & GAMING CORP.


     American Bingo & Gaming Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing that such proposed amendment be submitted for consideration by the stockholders of the Corporation at the next annual meeting of stockholders. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that the Certificate of Incorporation of this Corporation be amended by adding a new paragraph 13 relating to gaming laws which shall read as follows:

13.a. If the Corporation becomes, and for as long as it remains, either a holding company or an intermediary holding company subject to regulation under any Gaming Laws (as hereinafter defined), all Securities (as hereinafter defined) of the Corporation shall be held subject to the applicable provisions of any Gaming Laws. If any person (as hereinafter defined) which beneficially owns Securities of the Corporation is requested or required pursuant to any Gaming Law to appear before or submit to the jurisdiction of, or provide information to, any Gaming Authority and either refuses to do so or otherwise fails to comply with any request or requirement within a reasonable period of time, or is determined or shall have been determined by any Gaming Authority not to be suitable or qualified with respect to the beneficial ownership of Securities of the Corporation, then, at the election of the Corporation (unless otherwise required by any Gaming Authority or Gaming Law):

(i) such person owning Securities in the Corporation agrees to sell to the Corporation, and the Corporation shall have the absolute right in its sole discretion to repurchase, any or all of the Securities of the Corporation beneficially owned by the person, at a price determined pursuant to paragraph 13.c hereof; and/or

(ii) such person owning Securities in the Corporation agrees to otherwise dispose of his or her interest in the Corporation within the time prescribed by the Gaming Authority and the Corporation shall have no obligation to repurchase any or all of the Securities of the Corporation beneficially owned by that person.

The operation of this Article 13 shall not be stayed by an appeal from a determination of any Gaming Authority.

b. If the Corporation intends to repurchase Securities beneficially owned by any person referred to in paragraph 13.a above, it shall notify the person in writing of its intention, specifying the Securities to be repurchased, the date, time and place when the repurchase will be consummated (Repurchase Date), which date in no event will be earlier than three business days after the date of the notice, and the price at which the Securities will be repurchased (it being sufficient for the purposes of this Article 13 for the Corporation to indicate generally that the price will be determined in accordance with paragraph 13.c hereof). If the Corporation gives the notice provided for by the preceding sentence (Repurchase Notice), the Repurchase Notice shall be deemed to constitute a binding agreement on the part of the Corporation to repurchase, and on the part of the person notified to sell, the Securities referred to in the Repurchase Notice in accordance with this Article 13. Following the Repurchase Date (or an earlier date if required by any Gaming Authority or Gaming Law), no dividends will be payable on and no voting rights will be available to the holders of any Securities which are covered by the Repurchase Notice and have not been duly delivered by the holder for repurchase by the Corporation. If following the Repurchase Date any Securities, with respect to which a Repurchase Notice has been given, have not been duly delivered by the holder for repurchase by the Corporation, the Corporation shall deposit in escrow, or otherwise hold in trust for the benefit of the holder, an amount equal to the aggregate Market Price (as hereinafter defined) of the stock to be repurchased. The establishment of such an account shall in no way alter the amount otherwise payable to any person pursuant to this Article 13. All interest paid or accrued with respect to any amount deposited in escrow or otherwise held in trust for the benefit of the holder shall be the property of the Corporation and the holder shall have no right or claim thereto.

c. In the event the Corporation issues a Repurchase Notice pursuant to paragraph 13.b hereof, the price at which the Corporation shall repurchase the Securities covered by the Repurchase Notice shall be the Market Price on the date of the Repurchase Notice.

d.     For  the  purposes  of  this  Article  13:

(i) "Affiliate" or "Associate" shall have the respective meanings ascribed to those terms in Rule 12b-2 of the rules and regulations under the Securities Exchange Act of 1934.

(ii) "Gaming Authority" means any government, court, or federal, state, local, international or foreign governmental, administrative or regulatory or licensing body, agency, authority or official which regulates, has authority over, or otherwise asserts jurisdiction over gaming activities (or proposed gaming activities), gaming operations or facilities conducted by the Corporation or any of its subsidiaries or Affiliates, within any gaming jurisdictions (domestic and foreign and the political subdivisions thereof), whether now or hereafter existing.

(iii) "Gaming Law" means any federal, state, local, international or foreign law, statute, order, ordinance or interpretation pursuant to which any Gaming Authority possesses or asserts regulatory or licensing authority over gaming activities, operations or facilities within any gaming jurisdictions (domestic and foreign and the political subdivisions thereof), including any rules and regulations promulgated by any Gaming Authority thereunder.

(iv) "Market Price" means the average of the last sale prices of a Security on the Composite Tape for Nasdaq National Market Stocks for each of the 15 consecutive trading days (Valuation Period) commencing 16 trading days prior to the date in question; provided that if the Security is not quoted on the Composite Tape, the average last sale price shall be derived from the average last sales prices on the Nasdaq National Market Exchange or, if the Security is not listed on that exchange, on the principal United States securities exchange registered under the Exchange Act on which the Security is listed or, if the Security is not listed on any exchange, the average of the closing bid quotations with respect to such a Security during the Valuation Period on the Nasdaq National Market or any system then in use or, if no quotations are available, the fair market value of the Security on the date in question as determined by the Board of Directors in good faith.

(v) A "person" means any individual, firm, corporation, limited liability company, trust or other entity.

(vi)     A  person  shall  be  a  "beneficial  owner"  of  any Securities which:

(a) the person, or any of its Affiliates or Associates, beneficially owns, directly or indirectly; or

(b) the person or any of its Affiliates or Associates has (y) the right to acquire (whether the right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (z) the right to vote pursuant to any agreement, arrangement or understanding; or

(c) are beneficially owned, directly or indirectly, by any other person with which the person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any Securities.

(vii) "Securities" means any shares of capital stock, bonds, notes, convertible debentures, warrants or other instruments that represent a share in the Corporation or a debt owed by the corporation.

e. A majority of the entire Board shall have the power and duty to determine for the purposes of this Article 13 on the basis of information known to them after reasonable inquiry, whether paragraph 13.a hereof applies to any person who beneficially owns Securities of the Corporation so that the Corporation shall have the right to repurchase shares of Securities held by the person or require the disposition of the person's interest in the Corporation pursuant to this Article 13.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, the proposed amendment was presented to the stockholders of the Corporation at the 1999 Annual Meeting of Stockholders, which meeting was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed by Andre M. Hilliou, its President, and attested to by Marie T. Pierson, its Secretary, as of this ________ day of ____________, 1999.

                                   AMERICAN  BINGO  &  GAMING  CORP.

                                   By:________________________________
                                   Andre M.  Hilliou
                                   President
ATTEST:

By:__________________________________
   Marie  T.  Pierson
   Secretary

                                                                       EXHIBIT D


                    AMERICAN  BINGO  &  GAMING  CORP.

                           STOCK  OPTION  PLAN

     AMERICAN  BINGO  &  GAMING  CORP.
     STOCK  OPTION  PLAN

      TABLE  OF  CONTENTS
      -------------------


      Page
      --------------------------------------

      ARTICLEI                                 1

      ARTICLE II                               4
 2.1    Name                                   4
      --------------------------------------
 2.2    Purpose                                4
      --------------------------------------
 2.3    Effective Date                         4
      --------------------------------------

      ARTICLE III                              5

      ARTICLE IV                               5
 4.1    Duties and Powers of the Committee     5
      --------------------------------------
 4.2    Interpretation; Rules                  5
      --------------------------------------
 4.3    No Liability                           5
      --------------------------------------
 4.4    Majority Rule                          5
      --------------------------------------
 4.5    Company Assistance                     6
      --------------------------------------

      ARTICLE V                                6
 5.1    Limitations                            6
      --------------------------------------
 5.2    Antidilution                           6
      --------------------------------------

      ARTICLE VI                               7
 6.1    Types of Options Granted               7
      --------------------------------------
 6.2    Option Grant and Agreement             7
      --------------------------------------
 6.3    Optionee Limitations                   8
      --------------------------------------
 6.4    $100,000 Limitation                    8
      --------------------------------------
 6.5    Exercise Price                         8
      --------------------------------------
 6.6    Exercise Period                        9
      --------------------------------------
 6.7    Option Exercise                        9
      --------------------------------------
 6.8    Reload Options                        10
      --------------------------------------
 6.9    Non-Transferability of Option         10
      --------------------------------------
6.10    Termination of Employment or Service  10
      --------------------------------------
6.11    Employment Rights                     11
      --------------------------------------
6.12    Certain Successor Options             11
      --------------------------------------
6.13    Effect of Change in Control           11
      --------------------------------------

      ARTICLE VII                             11
 7.1    Awards of Restricted Stock            11
      --------------------------------------
 7.2    Non-Transferability                   12
      --------------------------------------
 7.3    Lapse of Restrictions                 12
      --------------------------------------
 7.4    Termination of Employment             12
      --------------------------------------
 7.5    Treatment of Dividends                12
      --------------------------------------
 7.6    Delivery of Shares                    12
      --------------------------------------
 7.7    Effect of Change in Control           12
      --------------------------------------

      ARTICLE VIII                            13
 8.1    SAR Grants                            13
      --------------------------------------
 8.2    Determination of Price                13
      --------------------------------------
 8.3    Exercise of a SAR                     13
      --------------------------------------
 8.4    Payment for a SAR                     13
      --------------------------------------
 8.5    Status of a SAR under the Plan        13
      --------------------------------------
 8.6    Termination of SARs                   13
      --------------------------------------
 8.7    No Shareholder Rights                 14
      --------------------------------------
 8.8    Effect of Change in Control           14
      --------------------------------------

      ARTICLE IX                              14

      ARTICLE X                               15
10.1    Termination and Amendment             15
      --------------------------------------
10.2    Effect on Grantee's Rights            15
      --------------------------------------

      ARTICLE XI                              15

      ARTICLE XII                             15
12.1    Replacement or Amended Grants         15
      --------------------------------------
12.2    Forfeiture for Competition            16
      --------------------------------------
12.3    Plan Binding on Successors            16
      --------------------------------------
12.4    Singular, Plural; Gender              16
      --------------------------------------
12.5    Headings, etc., Not Part of Plan      16
      --------------------------------------
12.6    Interpretation                        16
      --------------------------------------

      Exhibit A                               i

      SCHEDULE A                              v

      SCHEDULE B                              vi






     AMERICAN  BINGO  &  GAMING  CORP.
     STOCK  OPTION  PLAN

     ARTICLE  I
     DEFINITIONS

     As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary:

          "Award"  shall  mean  a  grant  of  Restricted  Stock  or  an  SAR.
           -----

          "Award  Agreement"  shall  mean an Agreement between the Company and a
           ----------------
Grantee  relating  to  a  grant  of  Restricted  Stock  or  an  SAR.

          "Board"  shall  mean  the  Board  of  Directors  of  the  Company.
           -----

          "Cause"  shall mean theft or destruction of property of the Company, a
           -----
Parent, or a Subsidiary, disregard of Company rules or policies, or conduct evincing willful or wanton disregard of the interests of the Company. Such determination shall be made by the Committee based on information presented by the Company and the Employee and shall be final and binding on all parties hereto.

          "Change  in Control" shall mean the occurrence of any of the following
           ------------------
events: (i) any individual or entity: (A) directly or indirectly acquiring beneficial ownership of 35% or more of the Stock of the Company outstanding from time to time; or (B) making a tender offer for 35% or more of the Stock of the Company outstanding; or (ii) individuals who constitute a majority of the Company's Board of Directors on the date of the adoption of this Plan by the Board of Directors, or individuals elected or nominated directly or indirectly by at least a majority of such current directors, no longer constitute a majority of the Company's Board of Directors; or (iii) a merger, consolidation, asset sale or other transaction involving the sale or other transfer of all or substantially all of the business or assets of the Company.

          "Code"  shall  mean  the  United States Internal Revenue Code of 1986,
           ----
including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

          "Committee" shall mean a committee of at least two Directors appointed
           ---------
from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board; provided, however, that with respect to any Options or Awards granted to an individual who is also a
Section 16 Insider, the Committee shall consist of at least two Directors (who need not be members of the Committee with respect to Options or Awards granted to any other individuals) who are Non-Employee Directors, and all authority and discretion shall be exercised by such Non-Employee Directors and references herein to the "Committee" shall mean such insofar as any actions or determinations of the Committee shall relate to or affect Options or Awards made to or held by any Section 16 Insider. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee shall mean a reference to the Board.

          "Company"  shall  mean  American  Bingo  &  Gaming  Corp.,  a Delaware
           -------
corporation.

          "Director"  shall  mean a member of the Board and any person who is an
           --------
advisory or honorary director of the Company if such person is considered a director for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

          "Employee"  shall  mean  an  employee  of  the  Employer.
           --------

          "Employer"  shall  mean  the  corporation  that  employs  a  Grantee.
           --------

          "Exchange  Act"  shall  mean the Securities Exchange Act of 1934.  Any
           -------------
reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

          "Exercise  Price"  shall  mean  the  price  at  which  an Optionee may
           ---------------
purchase  a  share  of  Stock  under  a  Stock  Option  Agreement.

          "Fair Market Value" on any date shall mean (i) the closing sales price
           -----------------
of the Stock, regular way, on such date on the securities exchange having the greatest volume of trading in the Stock during the thirty-day period preceding the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding date on which it was open; (ii) if the Stock is not traded on any securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the day such value is to be determined, or in the absence of closing bids on such day, the closing bids on the next preceding day on which there were bids; or (iii) if the Stock also is not traded on the over-the-counter market, the fair market value as determined in good faith by the Board or the Committee based on such relevant facts as may be available to the Board, which may include, but not be limited to, opinions of independent experts, the price at which recent sales have been made, the book value of the Stock, and the Company's current and future earnings.

          "Grantee"  shall  mean a person who is an Optionee or a person who has
           -------
received  an  Award  of  Restricted  Stock  or  an  SAR.

          "Incentive Stock Option" shall mean an option to purchase any stock of
           ----------------------
the Company, which complies with and is subject to the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

          "Non-Employee Director" shall have the meaning set forth in Rule 16b-3
           ---------------------
under the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto, and shall be determined for all purposes under the Plan according to interpretative or "no-action" positions with respect thereto issued by the Securities and Exchange Commission.

          "Officer"  shall  mean  a  person  who  constitutes  an officer of the
           -------
Company for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

          "Option"  shall  mean  an  option,  whether  or not an Incentive Stock
           ------
Option, to purchase Stock granted pursuant to the provisions of Article VI hereof.

          "Optionee"  shall  mean  a  person  to whom an Option has been granted
           --------
hereunder.

          "Parent"  shall  mean  any corporation (other than the Employer) in an
           ------
unbroken chain of corporations ending with the Employer if, at the time of the grant (or modification) of the Option, each of the corporations other than the Employer owns stock possessing 50 percent or more of the total combined voting power of the classes of stock in one of the other corporations in such chain.

          "Permanent  and Total Disability" shall have the same meaning as given
           -------------------------------
to that term by Code Section 22(e)(3) and any regulations or rulings promulgated thereunder.

          "Plan" shall mean the American Bingo & Gaming Corp. Stock Option Plan,
           ----
the  terms  of  which  are  set  forth  herein.

          "Purchasable"  shall  refer  to  Stock  which  may  be purchased by an
           -----------
Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

          "Qualified  Domestic Relations Order" shall have the meaning set forth
           -----------------------------------
in the Code or in the Employee Retirement Income Security Act of 1974, or the rules and regulations promulgated under the Code or such Act.

          "Reload  Option"  shall  have  the  meaning  set  forth in Section 6.8
           --------------
hereof.

          "Restricted  Stock"  shall mean Stock issued, subject to restrictions,
           -----------------
to  a  Grantee  pursuant  to  Article  VII  hereof.

          "SAR"  means  a  stock  appreciation  right.
           ---

          "SAR Exercise Price" means the base value established by the Committee
           ------------------
for a SAR on the date the SAR is granted and which is used in determining the amount of benefit, if any, paid to a Grantee.

          "Section  16  Insider"  shall  mean  any  person who is subject to the
           --------------------
provisions  of  Section  16  of  the  Exchange  Act.

          "Stock" shall mean the Common Stock, $.001 par value per share, of the
           -----
Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

          "Stock  Option  Agreement" shall mean an agreement between the Company
           ------------------------
and an Optionee under which the Optionee may purchase Stock hereunder, a sample form of which is attached hereto as Exhibit A (which form may be varied by the Committee in granting an Option).

          "Subsidiary"  shall  mean any corporation (other than the Employer) in
           ----------
an unbroken chain of corporations beginning with the Employer if, at the time of the grant (or modification) of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


     ARTICLE  II
     THE  PLAN

     2.1     Name.  This  Plan  shall  be  known as the "American Bingo & Gaming
             ----
Corp.  Stock  Option  Plan."

     2.2     Purpose.  The  purpose  of  the Plan is to advance the interests of
             -------
the Company, its Subsidiaries and its shareholders by affording certain employees, Officers and Directors of the Company and its Subsidiaries, as well as key consultants and advisors to the Company or any Subsidiary, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the Options and Awards is to promote the growth and profitability of the Company and its Subsidiaries because the Grantees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company.

     2.3     Effective  Date.  The  Plan  shall become effective on February 26,
             ---------------
1999; provided, however, that the Plan shall terminate, and all Options or Awards theretofore granted or awarded shall become void and may not be exercised, on June 30, 1999, if the shareholders of the Company shall not by that date have approved the Plan's adoption.



     ARTICLE  III
     PARTICIPANTS

     The class of persons eligible to participate in the Plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the Company which shall include, but not be limited to, Directors, Officers and employees, including but not limited to executive personnel, of the Company or any Subsidiary, as well as key consultants and advisors to the Company or any Subsidiary.


     ARTICLE  IV
     ADMINISTRATION

     4.1     Duties and Powers of the Committee.  The Plan shall be administered
             ----------------------------------
by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet telephonically. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options or Awards in accordance with the provisions of the Plan and may grant Options and Awards singly, in combination, or in tandem. Subject to the provisions of the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options or Awards will be granted and whether such Options shall be accompanied by the right to receive Reload Options, the number of shares of Stock subject to each Option or Award, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement or Award Agreement. The Committee shall also have the discretion and authority to delegate to any Officer its powers to grant Options or Awards under the Plan to any person who is an employee of the Company but not an Officer or Director. To the extent not inconsistent with the provisions of the Plan, the Committee may give a Grantee an election to surrender an Option or Award in exchange for the grant of a new Option or Award, and shall have the authority to amend or modify an outstanding Stock Option Agreement or Award Agreement, or to waive any provision thereof, provided that the Grantee consents to such action.

     4.2     Interpretation;  Rules.  Subject  to  the express provisions of the
             ----------------------
Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option and Award Agreement, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options or Awards granted hereunder as may be required to comply with or to conform to any federal, state, or local laws or regulations.

     4.3     No  Liability.  Neither  any  member of the Board nor any member of
             -------------
the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option or Award granted hereunder.

     4.4     Majority  Rule.  A  majority  of the members of the Committee shall
             --------------
constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

     4.5     Company  Assistance.  The  Company  shall  supply  full  and timely
             -------------------
information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.


     ARTICLE  V
     SHARES  OF  STOCK  SUBJECT  TO  PLAN

     5.1     Limitations.  Subject  to  any  antidilution adjustment pursuant to
             -----------
the provisions of Section 5.2 hereof, the maximum number of shares of Stock that may be issued hereunder shall be 750,000. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options, non-Incentive Stock Options, Restricted Stock, or SARs, and the amount of Stock subject to the Plan may be increased from time to time in accordance with
Article X. Shares subject to an Option or issued as an Award may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason, or any forfeited portion of an Award, may again be optioned or awarded under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option or award hereunder.

     5.2     Antidilution.
             ------------

          (a) If (x) the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or stock split or stock dividend, (y) any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock, or (z) there is any assumption and conversion to the Plan by the Company of an acquired company's outstanding option grants, then:

               (i) the aggregate number and kind of shares of Stock for which Options or Awards may be granted hereunder shall be adjusted proportionately by the Committee; and

               (ii) the rights of Optionees under outstanding Options and the rights of the holders of Awards, shall be adjusted proportionately by the Committee.

          (b) If the Company is subject to a transaction in which it does not survive, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company or other similar transaction, the Committee, in its discretion, may:

               (i) notwithstanding other provisions hereof, declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option or Award Agreements regarding exercisability, that all such Options and SARs shall terminate 30 days after the Committee gives written notice of the immediate right to exercise all such Options and SARs and of the decision to terminate all Options and SARs not exercised within such 30-day period, and that all then-remaining restrictions pertaining to Awards under the Plan shall immediately lapse; and/or

               (ii) notify all Grantees that all Options or Awards granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options, SARs or restricted stock issued by such successor corporation.

     The Company shall be deemed not to have survived a transaction if pursuant to such transaction the Company becomes a wholly-owned subsidiary of another entity.

          (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 5.2(b), the provisions of such Section shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, cause all then-remaining restrictions pertaining to Awards under the Plan to lapse, and shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders, provided that, notwithstanding other provisions hereof, the Committee may declare all Options and SARs granted under the Plan to be exercisable at any time on or before the fifth business day following such adoption notwithstanding the provisions of the respective Stock Option or Award Agreements regarding exercisability.

          (d) The adjustments described in paragraphs (a) through (c) of this Section 5.2, and the manner of their application, shall be determined solely by the Committee. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.


     ARTICLE  VI
     OPTIONS

     6.1     Types  of  Options  Granted.  The  Committee  may, under this Plan,
             ---------------------------
grant either Incentive Stock Options or Options which do not qualify as Incentive Stock Options. Within the limitations provided in this Plan, both types of Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant.

     6.2     Option Grant and Agreement.  Each Option granted hereunder shall be
             --------------------------
evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price, whether the Option is intended to be an Incentive Stock Option, and whether the Option is to be accompanied by the right to receive a Reload Option, shall be stated in the Stock Option Agreement. No Incentive Stock Option may be granted more than ten years after the earlier to occur of the effective date of the Plan or the date the Plan is approved by the Company's shareholders.

     Separate Stock Option Agreements may be used for Options intended to be Incentive Stock Options and those not so intended, but any failure to use such separate agreements shall not invalidate, or otherwise adversely affect the Optionee's interest in, the Options evidenced thereby.

     6.3     Optionee  Limitations.  The  Committee shall not grant an Incentive
             ---------------------
Stock Option to any person who, at the time the Incentive Stock Option is granted:

          (a)     is  not an employee of the Company or any of its Subsidiaries;
or

          (b) owns or is considered to own stock possessing at least 10% of the total combined voting power of all classes of stock of the Company or any of its Parent or Subsidiary corporations; provided, however, that this limitation shall not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after five years from the date on which the Option is granted. For the purpose of this subsection (b), a person shall be considered to own: (i) the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein; and (iii) the stock which such person may purchase under any outstanding options of the Employer or of any Parent or Subsidiary of the Employer.

     6.4     $100,000 Limitation.  Except as provided below, the Committee shall
             --------------------
not grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Employer and any Parent or Subsidiary of the Employer, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided that the foregoing
                                                   --------
restriction on modification of outstanding Incentive Stock Options shall not preclude the Committee from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section 6.4 is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as an Option not qualifying as an Incentive Stock Option.

     6.5     Exercise  Price.  The  Exercise  Price of the Stock subject to each
             ---------------
Option  shall  be  determined  by  the  Committee.  Subject to the provisions of
Section 6.3(b) hereof, the Exercise Price of an Incentive Stock Option shall not be less than the Fair Market Value of the Stock as of the date the Option is granted (or in the case of an Incentive Stock Option that is subsequently modified, on the date of such modification). The Exercise Price of a non-Incentive Stock Option shall not be less than 50% of the Fair Market Value of the Stock on the date the Option is granted.

     6.6     Exercise  Period.  The  period  for  the  exercise  of  each Option
             ----------------
granted hereunder shall be determined by the Committee, but the Stock Option Agreement with respect to each Option intended to be an Incentive Stock Option shall provide that such Option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option. In addition, no Option granted to a Section 16 Insider shall be exercisable prior to the expiration of six months from the date such Option is granted, other than in the case of the death or disability of the Optionee, and no Option shall be exercisable prior to shareholder approval of the Plan.

     6.7     Option  Exercise.
             ----------------

          (a)     Unless  otherwise  provided  in  the Stock Option Agreement or
Section 6.6 hereof, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to less than 100 shares unless the remaining shares that have become so Purchasable are less than 100 shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

          (b) An Option shall be exercised by (i) delivery to the Company at its principal office a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with
Section 6.7(c). If requested by an Optionee, an Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

          (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that in lieu of cash, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); provided further, that the Board may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that, in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a recourse note equal to the Exercise Price or relevant portion thereof, subject to compliance with applicable state and federal laws, rules and regulations.

          (d) In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise; provided, however, that in the discretion of the Committee any Stock Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable.

          (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

     6.8     Reload  Options.
             ---------------

          (a) The Committee may specify in a Stock Option Agreement (or may otherwise determine in its sole discretion) that a Reload Option shall be granted, without further action of the Committee, (i) to an Optionee who exercises an Option (including a Reload Option) by surrendering shares of Stock in payment of amounts specified in Sections 6.7(c) or 6.7(d) hereof, (ii) for the same number of shares as are surrendered to pay such amounts, (iii) as of the date of such payment and at an Exercise Price equal to the Fair Market Value of the Stock on such date, and (iv) otherwise on the same terms and conditions as the Option whose exercise has occasioned such payment, except as provided below and subject to such other contingencies, conditions, or other terms as the Committee shall specify at the time such exercised Option is granted; provided, that the shares surrendered in payment as provided above must have been held by the Optionee for at least six months prior to such surrender.

          (b) Unless provided otherwise in the Stock Option Agreement, a Reload Option may not be exercised by an Optionee (i) prior to the end of a one-year period from the date that the Reload Option is granted, and (ii) unless the Optionee retains beneficial ownership of the shares of Stock issued to such Optionee upon exercise of the Option referred to above in Section 6.8(a)(i) for a period of one year from the date of such exercise.

     6.9     Non-Transferability  of Option.  No Option shall be transferable by
             ------------------------------
an Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a Qualified Domestic Relations Order, and no Option shall be transferable by an Optionee who is a
Section 16 Insider prior to shareholder approval of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

     6.10     Termination  of  Employment  or Service.  The Committee shall have
              ---------------------------------------
the power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee's right to exercise an Option of termination of such Optionee's employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full; provided, however, that in no event may an Incentive Stock Option be exercised after the expiration of ten years from the date of grant thereof.

     6.11     Employment  Rights.  Nothing  in  the  Plan or in any Stock Option
              ------------------
Agreement shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate such person's employment at any time.

     6.12     Certain  Successor  Options.  To  the extent not inconsistent with
              ---------------------------
the terms, limitations and conditions of Code section 422 and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company) may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code section 424(a).

     6.13      Effect of Change in Control.  The Committee may determine, at the
               ---------------------------
time of granting an Option or thereafter, that such Option shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company (and the Committee shall have the discretion to modify the definition of a Change in Control in a particular Option Agreement). If, at any time, the Committee finds that there is a reasonable possibility that, within six months or less, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall be exercisable on an accelerated basis.


     ARTICLE  VII
     RESTRICTED  STOCK

     7.1     Awards  of  Restricted  Stock.  The  Committee  may grant Awards of
             -----------------------------
Restricted Stock, which shall be governed by an Award Agreement between the Company and the Grantee. Each Award Agreement shall contain such restrictions, terms, and conditions as the Committee may, in its discretion, determine, and may require that an appropriate legend be placed on the certificates evidencing the subject Restricted Stock.

     Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted, provided that the Grantee has executed the Award Agreement governing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the foregoing documents within any time period prescribed by the Committee, the Award shall be void. At the discretion of the Committee, Shares issued in connection with an Award shall be deposited together with the stock powers with an escrow agent designated by the Committee. Unless the Committee determines otherwise and as set forth in the Award Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

     7.2     Non-Transferability.  Until  any restrictions upon Restricted Stock
             -------------------
awarded to a Grantee shall have lapsed in a manner set forth in Section 7.3, such shares of Restricted Stock shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a Qualified Domestic
Relations  Order,  nor  shall  they  be  delivered  to  the  Grantee.

     7.3     Lapse  of Restrictions.  Restrictions upon Restricted Stock awarded
             ----------------------
hereunder shall lapse at such time or times (but, with respect to any award to a Grantee who is also a Section 16 Insider, not less than six months after the date of the Award) and on such terms and conditions as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

     7.4     Termination  of  Employment.  The Committee shall have the power to
             ---------------------------
specify, with respect to each Award granted to any particular Grantee, the effect upon such Grantee's rights with respect to such Restricted Stock of the termination of such Grantee's employment under various circumstances, which effect may include immediate or deferred forfeiture of such Restricted Stock or acceleration of the date at which any then-remaining restrictions shall lapse.

     7.5     Treatment  of  Dividends.  At the time an Award of Restricted Stock
             ------------------------
is made the Committee may, in its discretion, determine that the payment to the Grantee of any dividends, or a specified portion thereof, declared or paid on such Restricted Stock shall be (i) deferred until the lapsing of the relevant restrictions and (ii) held by the Company for the account of the Grantee until such lapsing. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum determined by the Committee. Payment of deferred dividends, together with interest thereon, shall be made upon the lapsing of restrictions imposed on such Restricted Stock, and any dividends deferred (together with any interest thereon) in respect of Restricted Stock shall be forfeited upon any forfeiture of such Restricted Stock.

     7.6     Delivery  of  Shares.  Except  as  provided otherwise in Article IX
             --------------------
below, within a reasonable period of time following the lapse of the restrictions on shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such shares and such shares shall be free of all restrictions hereunder.

     7.7     Effect  of  Change in Control.  The Committee may determine, at the
             -----------------------------
time of granting Restricted Stock or thereafter, that such Restricted Stock shall become fully vested in the event that a Change in Control occurs with respect to the Company (and the Committee shall have the discretion to modify the definition of a Change in Control in a particular Award Agreement). If, at any time, the Committee finds that there is a reasonable possibility that, within six months or less, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Restricted Stock shall vest on an accelerated basis.



     ARTICLE  VIII
                            STOCK APPRECIATION RIGHTS

     8.1     SAR  Grants.  The  Committee,  in its sole discretion, may grant to
             -----------
any Grantee a SAR. The Committee may impose such conditions or restrictions on the exercise of any SAR as it may deem appropriate, including, without limitation, restricting the time of exercise of the SAR to specified periods as may be necessary to satisfy the requirements of Rule 16b-3 of the Exchange Act.

     8.2     Determination  of  Price.  The  SAR  Exercise  Price  shall  be
             ------------------------
established by the Committee in its sole discretion. The SAR Exercise Price shall not be less than (i) 100% of the Fair Market Value of the Stock on the date the SAR is granted for a SAR issued in tandem with an Incentive Stock Option and (ii) 50% of the Fair Market Value of the Stock on the date the SAR is granted for other SARs.

     8.3     Exercise  of  a  SAR.  Upon exercise of a SAR, the Grantee shall be
             --------------------
entitled, subject to the terms and conditions of this Plan and the Agreement, to receive the excess for each share of Stock being exercised under the SAR of (i) the Fair Market Value of such share of Stock on the date of exercise over (ii) the SAR Exercise Price for such share of Stock.

     8.4     Payment  for  a  SAR.  At the sole discretion of the Committee, the
             --------------------
payment of such excess shall be made in (i) cash, (ii) shares of Stock, or (iii) a combination of both. Shares of Stock used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

     8.5     Status  of  a  SAR  under  the Plan.  Shares of Stock subject to an
             -----------------------------------
Award of a SAR shall be considered shares of Stock which may be issued under the Plan for purposes of Section 5.1 hereof, unless the Agreement making the Award of the SAR provides that the exercise of such SAR results in the termination of an unexercised Option for the same number of shares of Stock.

     8.6     Termination  of  SARs.  A  SAR  may  be  terminated  as  follows:
             ---------------------

          (a) During the period of continuous employment with the Company, Parent or Subsidiary, a SAR will be terminated only if it has been fully exercised or it has expired by its terms.

          (b) Upon termination of employment, the SAR will terminate upon the earliest of (i) the full exercise of the SAR, (ii) the expiration of the SAR by its terms, and (iii) not more than three months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Grantee, the period referenced in clause (iii) hereof shall be one year or (B) be for Cause, the SAR will terminate on the date of employment termination. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment unless otherwise provided in the Agreement or by the Company on the date of the leave of absence.

          (c) Subject to the terms of the Agreement with the Grantee, if a Grantee shall die or become subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of a SAR, such SAR may be exercised to the extent that the Grantee shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Grantee, the estate of the Grantee or the person or persons to whom the SAR may have been transferred by will or by the laws of descent and distribution.

          (d) Except as otherwise expressly provided in the Agreement with the Grantee, in no event will the continuation of the term of a SAR beyond the date of termination of employment allow the Employee, or his beneficiaries or heirs, to accrue additional rights under the Plan, have additional SARs available for exercise, or receive a higher benefit than the benefit payable as if the SAR had been exercised on the date of employment termination.

     8.7     No  Shareholder  Rights.  The  Grantee  shall  have  no rights as a
             -----------------------
shareholder with respect to a SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 5.2 hereof.

     8.8     Effect  of  Change in Control.  The Committee may determine, at the
             -----------------------------
time of granting an SAR or thereafter, that such SAR shall become fully vested in the event that a Change in Control occurs with respect to the Company (and the Committee shall have the discretion to modify the definition of a Change in Control in a particular Award Agreement). If, at any time, the Committee finds that there is a reasonable possibility that, within six months or less, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding SARs shall become exercisable on an accelerated basis.


     ARTICLE  IX
     STOCK  CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, or deliver any certificate for shares of Restricted Stock granted hereunder, prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

          (b) The completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body;

          (c) The obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; and

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

     Stock certificates issued and delivered to Grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.


     ARTICLE  X
     TERMINATION  AND  AMENDMENT

     10.1     Termination  and  Amendment.  The  Board may at any time terminate
              ---------------------------
the Plan, and may at any time and from time to time and in any respect amend the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

          (a) Increase the total number of shares of Stock issuable pursuant to Incentive Stock Options under the Plan or materially increase the number of shares of Stock subject to the Plan, in each case except as contemplated in
Section  5.2  hereof;

          (b) Change the class of employees eligible to receive Incentive Stock Options that may participate in the Plan or materially change the class of persons that may participate in the Plan; or

          (c) Otherwise materially increase the benefits accruing to participants under the Plan.

     10.2     Effect  on  Grantee's  Rights.  No  termination,  amendment,  or
              -----------------------------
modification of the Plan shall affect adversely a Grantee's rights under a Stock Option Agreement or Award Agreement without the consent of the Grantee or his legal representative.


     ARTICLE  XI
     RELATIONSHIP  TO  OTHER  COMPENSATION  PLANS

     The adoption of the Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or any of its Subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other form of incentive or other compensation plan for employees, Officers or Directors of the Company or any of its Subsidiaries.


     ARTICLE  XII
     MISCELLANEOUS

     12.1     Replacement  or  Amended  Grants.  At  the  sole discretion of the
              --------------------------------
Committee, and subject to the terms of the Plan, the Committee may modify outstanding Options or Awards or accept the surrender of outstanding Options or Awards and grant new Options or Awards in substitution for them. However no modification of an Option or Award shall adversely affect a Grantee's rights under a Stock Option Agreement or Award Agreement without the consent of the Grantee or his legal representative.

     12.2     Forfeiture  for  Competition.  If a Grantee provides services to a
              ----------------------------
competitor of the Company or any of its Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent, or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Grantee while an Employee, then that Grantee's rights under any Options outstanding hereunder shall be forfeited and terminated, and any shares of Restricted Stock held by such Grantee subject to remaining restrictions shall be forfeited, subject in each case to a determination to the contrary by the Committee.

     12.3     Plan  Binding  on  Successors.  The Plan shall be binding upon the
              -----------------------------
successors  and  assigns  of  the  Company.

     12.4     Singular,  Plural;  Gender.  Whenever  used  herein,  nouns in the
              --------------------------
singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     12.5     Headings,  etc.,  Not  Part  of  Plan.  Headings  of  Articles and
              -------------------------------------
Sections hereof are inserted for convenience and reference; they do not constitute part of the Plan.

     12.6     Interpretation.  With respect to Section 16 Insiders, transactions
              --------------
under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed void to the extent permitted by law and deemed advisable by the Plan administrators.


     *                  *                  *                  *
*

                                        Exhibit  A  to  American  Bingo & Gaming
                                        Corp.  Stock  Option  Plan


      AMERICAN  BINGO  &  GAMING  CORP.
      STOCK  OPTION  AGREEMENT


     THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into as of this ______ day of __________________, ________, by and between American Bingo &
Gaming  Corp.  (the  "Company")  and  _________________  (the  "Optionee").

     WHEREAS, on February 26, 1999, the Board of Directors of the Company adopted a stock option plan known as the "American Bingo & Gaming Corp. Stock Option Plan" (the "Plan"), and recommended that the Plan be approved by the Company's shareholders; and

     WHEREAS, the Committee has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in [the employ of]/[service to] the Company; and

     WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

     NOW, THEREFORE, as [an employment incentive]/[a service incentive] and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

     1.     Incorporation  of  Plan.  This  option  is  granted  pursuant to the
            -----------------------
provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee.

     2.     Grant  of  Option.  Subject  to the terms, restrictions, limitations
            -----------------
and conditions stated herein, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, $.001 par value per share (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the time specified on Schedule A. The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to Section 8, 9, or 10 hereof. Schedule A states whether the Option is intended to be an Incentive Stock Option.

     3.     Purchase  Price.  The price per share to be paid by the Optionee for
            ---------------
the shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market
Value of a share of Stock as of the Date of Grant (as defined in Section 11 below) if the Option is an Incentive Stock Option.

     4.     Exercise  Terms.  The Optionee must exercise the Option for at least
            ---------------
the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

     5.     Option  Non-Transferable.  No  Option  shall  be  transferable by an
            ------------------------
Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a Qualified Domestic Relations Order, and no Option shall be transferable by an Optionee who is a Section 16 Insider prior to shareholder approval of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

     6.     Notice  of  Exercise of Option.  This Option may be exercised by the
            ------------------------------
Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 13 hereof to the attention of the President or such other officer as the Company may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 12 hereof, and (c) be accompanied by
(i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or (iii) a certified or cashier's check accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

     7.     Adjustment  in Option.  The number of Shares subject to this Option,
            ---------------------
the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

     8.     Termination  of  Employment. [Revise if for consulting arrangement.]
            ---------------------------

          (a) Except as otherwise specified in Schedule A hereto, in the event of the termination of the Optionee's employment with the Company or any of its Subsidiaries, other than a termination that is either (i) for cause, (ii) voluntary on the part of the Optionee and without written consent of the Company, or (iii) for reasons of death or disability or retirement, the Optionee may exercise this Option at any time within 30 days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

          (b) Except as specified in Schedule A attached hereto, in the event of a termination of the Optionee's employment that is either (i) for cause or (ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.

          (c) Unless and to the extent otherwise provided in Exhibit A hereto, in the event of the retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or any Subsidiary, the Optionee shall continue to have the right to exercise any Options for shares which were Purchasable at the date of the Optionee's retirement [provided that, on the date which is three months after the date of retirement, the Options will become void and unexercisable unless on the date of retirement the Optionee enters into a noncompete agreement with American Bingo & Gaming Corp. and continues to comply with such noncompete agreement]. This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any of its Subsidiaries. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or one of its Subsidiaries.

     9.     Disabled  Optionee.  In  the  event  of  termination  of
            ------------------
[employment]/[consulting services] because of the Optionee's becoming a Disabled
            -----
Optionee, the Optionee (or his or her personal representative) may exercise this Option at any time within three months after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

     10.     Death  of  Optionee.  Except  as  otherwise set forth in Schedule A
             -------------------
with respect to the rights of the Optionee upon termination of [employment]/[consulting services] under Section 8(a) above, in the event of the Optionee's death while [employed by]/[serving] the Company or any of its Subsidiaries or within three months after a termination of such [employment]/[consulting services](if such termination was neither (i) for cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the appropriate persons described in Section 6 hereof or persons to whom all or a portion of this Option is transferred in accordance with Section 5 hereof may exercise this Option at any time within a period ending on the earlier of (a) the last day of the three month period following the Optionee's death or (b) the expiration date of this Option. If the Optionee was [an employee of]/[a consultant to] the Company at the time of death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Optionee's [employment]/[consulting services] terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such termination.

     11.     Date  of  Grant.  This Option was granted by the Board of Directors
             ---------------
of  the  Company  on  the  date  set  forth in Schedule A (the "Date of Grant").

     12.     Compliance with Regulatory Matters.  The Optionee acknowledges that
             ----------------------------------
the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate any law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

     13.     Miscellaneous.
             -------------

          (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

          (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of South Carolina.

          (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the executive offices of the Company at 1440 Charleston Highway, West Columbia, SC 29169.

          (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

          IN WITNESS WHEREOF, this Stock Option Agreement has been executed on behalf of the Company and the Optionee has executed this Stock Option Agreement, all as of the day and year first above written.

AMERICAN  BINGO  &  GAMING  CORP.          OPTIONEE


By:  _______________________  Signature: _________________________
Name:  _____________________  Name: ______________________________
Title:  ____________________  Address: ___________________________

      SCHEDULE  A
      TO
      STOCK  OPTION  AGREEMENT
      BETWEEN
     AMERICAN  BINGO  &  GAMING  CORP.
      AND

                                     Dated:


1.     Number  of  Shares  Subject  to  Option:  _____ Shares.
       ---------------------------------------

2.     This  Option  (Check  one) [  ] is [  ] is not an Incentive Stock Option.
       ------------                    --      --------------------------------

3.     Option  Exercise  Price:  $  per  Share.
       -----------------------

4.     Date  of  Grant:
       ---------------

5.     Option  Vesting  Schedule:
       -------------------------

          Check  one:

          ( ) Options are exercisable with respect to all shares on or after the date hereof
          ( ) Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:

                    No.  of  Shares                    Vesting  Date
                    ---------------                    -------------




6.     Option  Exercise  Period:
       ------------------------

          Check  One:

          (  )     All options expire and are void unless exercised on or before
,          .
          (  )     Options expire and are void unless exercised on or before the date  indicated  next  to  the  number  of  shares:

                    No.  of  Shares                    Expiration  Date
                    ---------------                    ----------------



7.     Effect  of  Termination of Employment of Optionee (if different from that
       -------------------------------------------------
set  forth  in  Sections  8  and  10  of  the  Stock  Option  Agreement):

     SCHEDULE  B

      NOTICE  OF  EXERCISE


          The  undersigned  hereby  notifies  American Bingo & Gaming Corp. (the
"Company") of this election to exercise the undersigned's stock option to purchase ___________________ shares of the Company's common stock, $.001 par value per share (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated ______________ Accompanying this Notice is (1) a certified or cashier's check in the amount of $___________ payable to the Company, and/or (2) _______________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the American Bingo & Gaming Corp. Stock Option Plan) as of the date hereof of $__________________, such amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each Instance subject to appropriate adjustment pursuant to Section 5.2 of the Agreement).

          IN WITNESS WHEREOF, the undersigned has set his/her hand and seal, this _____ day of ______________, _______.

                              OPTIONEE  [OR  OPTIONEE'S
                              ADMINISTRATOR,
                              EXECUTOR  OR  PERSONAL
                              REPRESENTATIVE]



                              Signature:
                              Name:
                              Position  (if  other  than  Optionee):

                                                                      APPENDIX A
                                                                      ----------

                                PRELIMINARY DRAFT

                          AMERICAN BINGO & GAMING CORP.

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 27, 1999

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard M. Kelley and Nancy J. Pollick, and either of them, proxies of the undersigned, with full power of substitution, to vote all Common Shares of American Bingo & Gaming Corp. (the "Company") owned by the undersigned at the Annual Meeting of Stockholders of American Bingo & Gaming Corp. to be held on May 27, 1999 and at any adjournments thereof, hereby revoking any proxy heretofore given, upon the matters and proposals set forth in the Notice of Annual Meeting and Proxy Statement dated April 26, 1999, copies of which have been received by the undersigned. The undersigned instructs such proxy to vote as follows:

                           (CONTINUED ON REVERSE SIDE)

                                PRELIMINARY DRAFT

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                          AMERICAN BINGO & GAMING CORP.

                                  MAY 27, 1999

             PLEASE  DETACH  AND  MAIL  IN  THE  ENVELOPE  PROVIDED


    /X/   Please mark
          votes as
          in this example

                         FOR            WITHHOLD
3. To elect seven   the election of     AUTHORITY       NOMINEES:             1. To consider and act upon the  FOR AGAINST ABSTAIN
   members to the    all nominees     to vote for all   Kenneth R. Adams         proposed amendments to the     / /   / /     / /
   Company's        listed at night   nominees listed   James L. Hall            Company's  Certificate of
   Board of           (except as         at right       George M. Harrison, Jr.  Incorporation and the Company's
   Directors         marked to the                      Andre' M. Hillou         Bylaws to divide the Company's
                       contrary)                        Michael W. Mims          Board of Directors into two
                                                        Grover C. Seaton, III    classes
                        [  ]               [  ]         A. Joe Willis

                                                                               2. To consider and act upon the
FOR the election of all nomines listed at right                                   proposed amendment to the
(except authority is withheld with respect to each                                Company's Certificate of     / /   / /     / /
nominee whose name is lined through)                                              Incorporation to include
                                                                                  provisions that address
                                                                                  stockholder lincensing issues

                                                                               4. To approve and adopt the
                                                                                  Company's Stock Option Plan;  / /   / /     / /

                                                                               5. To ratify the appointment of King
                                                                                  Griffin & Adamson P.C. as the
                                                                                  Company's independent auditors / /   / /    / /
                                                                                  for 1999; and

                                                                               6. To consider such other matters as
                                                                                  may properly come before the
                                                                                  Meeting or any adjournment of
                                                                                  the Meeting

IF NO DIRECTION TO THE CONTRARY IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY
WILL BE VOTED FOR APPROVAL OF THE FOREGOING PROPOSALS

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED
SHAREHOLDER

The proxy will use his discretion with respect to any other matters which may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  PLEASE SIGN AND RETURN IN
THE ENCLOSED ENVELOPE.  THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN
PERSON IF YOU ATTEND THE MEETING.


SIGNATURE(S)                                              Dated           ,1999
            ------------------      -----------------          -----------
                                     IF HELD JOINTLY
Important: (Please date and sign exactly as your name appears herein.  For joint accounts, each joint owner should sign.
Executors, administrators, trustees, etc. should also indicate when signing.